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                                  Exhibit 10.21


                             DATED 4TH NOVEMBER 1998
                             -----------------------








                               MILTON PARK LIMITED

                                       and

                     VERTEX PHARMACEUTICALS (EUROPE) LIMITED

                                       and

                       VERTEX PHARMACEUTICALS INCORPORATED

                               AGREEMENT FOR LEASE
                               -------------------

                          of premises at 88 Milton Park
                              Abingdon Oxfordshire


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                                  INDEX

Clause

1.   Definitions and Interpretation

2.   The Landlord's Works

3.   Inspections

4.   Practical Completion

5.   The Lease

6.   Right to Determine

7.   Alienation

8.   No Demise

9.   No Restrictions

10.  Defects And Duty of Care Agreements

11.  No Merger

12.  Adjudication

13.  Service of Notice

14.  Title and Matters to which The Premises are Subject

15.  General Conditions

16.  Guarantee

17.  Acknowledgements

18.  Termination

19.  Entire Contract

20.  Jurisdiction


                                       1

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First Schedule

          Approved Drawings and Specifications

          Planning Permission

          Annexure A    the Lease

          Annexure B1   Architect's Warranty

          Annexure B2   Civil and Structural Engineer's Warranty

          Annexure B3   Construction Manager's Warranty

          Annexure B4   Mechanical and Electrical Engineer's Warranty

          Annexure B5   Insurance Policy







                                       2
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THIS AGREEMENT is made the 4th, day of November 1998

BETWEEN

(1) MILTON PARK LIMITED (Company No. 1772924) whose registered office is at Nations House 103 Wigmore Street London W1H 9AB ("the Landlord")

(2) VERTEX PHARMACEUTICALS (EUROPE) LIMITED (Company No.2907620) whose registered office is at 5 Cheapside Court Buckhurst Road Ascot Berkshire SL-5 7RF("the Tenant")

(3) VERTEX PHARMACEUTICALS INCORPORATED of 130 Waverly Street Cambridge Massachusetts USA ("the Guarantor") and whose address for service in the United Kingdom is at 88 Milton Park Abingdon Oxfordshire

1.     DEFINITIONS AND INTERPRETATION

1.1 In this Agreement unless the context otherwise requires the terms defined in this clause shall for all purposes hereof have the meaning specified

       "Approved Drawings"         the plans listed in and forming a part of the
                                   First Schedule

       "Architect"                 Nicholas Hare Architects of 3 Barnsbury
                                   Square London N1 1JL or such other architect as the Landlord may from time to time appoint in their place for the purposes of the Landlord's Works

       "Certificate of             the written statement of practical completion
       Practical Completion"       of the Landlord's Works (other
                                   than the Post Completion Works and the
                                   Optional Works) to be issued by the
                                   Construction Manager in accordance with the provisions of clause 4 hereof and in this Agreement the expression

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                                   "Practically Completed" and "Practical
                                   Completion" shall be interpreted accordingly


       "Completion Date"           the fifth working day immediately following
                                   the Practical Completion Date

       "Consents"                  all approvals consents licences and
                                   permissions necessary for the construction completion and retention of the Landlord's
                                   Works and including (without prejudice to the generality of the foregoing) planning permissions and Building Regulation approvals


       "Construction Manager"      Glanville Projects Limited of Porterswood
                                   House Porterswood St. Albans Hertfordshire
                                   AL3 6PD or such other person as the
                                   Landlord may appoint in their place for the purposes of the Landlord's Works

       "Defects Period"            36 calendar months from the Practical
                                   Completion Date (which period shall also be the Defects Period for the purposes of Clause
                                   4(4) of the Lease)

       "First Anniversary"         the first anniversary of the date of issue of
                                   the Certificate of Practical Completion

       "General Conditions"        the Standard Conditions of Sale (Third
                                   Edition)

       "Insurance Policy"          an insurance policy in respect of latent
                                   defects in the Premises to be procured by the Landlord at its cost in the form annexed hereto under Annexure B5 subject to such minor amendments as the insurers may require provided that any amendments shall not affect the


                                        4

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                                   amount of the insurance cover the risks
                                   insured or the amount of the excess


       "Landlord's Estate"         the land at Milton Park Abingdon Oxfordshire
                                   known as Milton Park shown for the purpose of identification only edged red on Plan 2


       "Landlord's Solicitors"     Pitmans of 47 Castle Street Reading RGI 7SR
                                   (DX40102 Reading (Castle Street)) (Ref:
                                   JCB\Milton)


       "Landlord's Works"          the construction of the Premises and the
                                   ancillary service areas car parking and
                                   landscaping in accordance with the Approved
                                   Drawings and Specifications


       "Lease" the Lease in the form of the draft annexed as Annexure A

       "Mechanical and Electrical  Peter Brett Associates of 16 Westcote Road
         Engineers"                Reading Berkshire RG 30 2DE or such other
                                   persons as the Landlord may appoint in their place

       "Optional Works"            the installation of an external spiral fire
                                   escape forming part of the Landlord's Works as more particularly described in the Third
                                   Schedule hereto


       "Plan 1"                    the plan so numbered annexed to this
                                   Agreement

       "Plan 2"                    the plan so numbered annexed to this
                                   Agreement

       "Planning Permission"       detailed planning permission dated 14 April
                                   1997 and including the approval of reserved matters


       "Post Completion Works"     those works forming part of the Landlord's
                                   Works as set out in the Second Schedule
                                   hereto

                                       5


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       "Practical Completion Date" the date upon which the Landlord's Works
                                   (other than the Post Completion Works and the Optional Works) are practically completed as stated in the Certificate of Practical Completion

       "Premises"                  the premises shown edged red on Plan I to be
                                   known as 88 Milton Park Abingdon Oxfordshire

       "Professional Team"         the Architect the Civil and Structural
                                   Engineer the Mechanical and Electrical
                                   Engineer and the Construction Manager

       "Regulations"               the Construction (Design and Management)
                                   Regulations 1994



       "Rent Commencement Date"    the date immediately following the expiration
                                   of the Rent Free Period

       "Rent Free Period"          a period of six months from the Completion
                                   Date


       "Site Inspections"          inspection of the Landlord's Works which are
                                   to be carried out on dates to be agreed
                                   between the parties which shall be no more
                                   frequently than once every 10 working days
                                   (the first of which is to take place on the
                                   [  ] day of [          ]) and shall be
                                   conducted in accordance with the provisions of Clause 4

       "Specifications"            the specifications listed in and forming a
                                   part of the First Schedule

                                        6


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       "Civil and Structural
       Engineer"                   Glanville Consultants of Porterswood House
                                   Porterswood St. Albans Hertfordshire AL3 6PQ or such other civil and structural engineer from time to time appointed by the Landlord in their place for the purpose of the Landlord's Works

       "Surveyor"                  means Mike Taylor of Ridge and Partners
                                   Midland House Westway Oxford or failing him
                                   Peter Blockley Chartered Architect Toll
                                   Cottage Dorking Road Walton on the Hill
                                   Tadworth Surrey KT20 7MY

       "Target Date                6th November 1998

       "Tenant's Solicitors"       means Cameron McKenna Mitre House 160
                                   Aldersgate Street London EC1A 4DD
                                   (Ref.NMH/MIT4.68A/042741.0010)

       "Tenant's Surveyor"         means Ronald Jenkins Chartered Building
                                   Surveyor 27a Leopold Road Wimbledon London
                                   SW19 7BB

       "working days"              means any day from Monday to Friday
                                   (inclusive) other than Christmas Day Good
                                   Friday and any statutory bank or public
                                   holiday

1.2 In this Agreement the following expressions shall for all purposes hereof have the meanings attached to them in the Lease unless the context otherwise requires:

1.2.1  Conduits

1.2.2  Permitted Use

1.2.3  the Principal Rent

                                        7

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1.3    Words importing the singular include the plural and vice versa and words importing one gender include any other gender

1.4 Reference to a numbered schedule paragraph or clause shall where the context so requires be a reference to the schedule paragraph or clause of this Agreement so numbered

1.5 The clause or paragraph headings in this Agreement are for the convenience of the parties and shall not affect its interpretation

1.6 Where two or more persons are included in the expression "the Landlord" "the Tenant" or "the Guarantor" the agreements by or with the Landlord the Tenant or the Guarantor shall be deemed to be entered into by or with such persons jointly and severally

1.7 Interest as defined in the Lease shall accrue on a daily basis in respect of any sums due under this Agreement but which shall remain unpaid for a period exceeding fourteen days and any such interest shall be paid from the date when any such sums became due until payment thereof (as well as before any judgment)

1.8 References to "the Landlord" do not include any successors in title of the Landlord to the Premises in respect of any of the obligations contained herein relating to the carrying out of the Landlord's Works (save in the case of any successor in title of the Landlord who expressly assumes such obligations) but otherwise do include the Landlord's successors in title to the Premises

1.9 References to any Statute Statutory Instrument Regulation or Order shall be construed as references to those provisions at the date of commencement of the Landlord's Works and to any provision enacted in substitution therefor to the extent that such variations or substitution are applicable to the subject matter of this Agreement

                                        8

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2.     THE LANDLORD'S WORKS

2.1 The Landlord shall at its sole cost use all reasonable endeavours to complete the Landlord's Works (apart from the Post Completion Works and Optional Works) and procure the issue of the Certificate of Practical Completion by the Target Date

2.2 The Landlord will at its sole cost procure the commencement carrying out and completion of the execution of the Landlord's Works (other than the Optional Works unless the Tenant shall serve notice under clause 2.11 hereof requiring the Optional Works to be carried out)

2.3 Without prejudice to the generality of the foregoing the Landlord further agrees:

2.3.1 to procure that the Landlord's Works shall be carried out in conformity with the Approved Drawings the Specifications the Consents (to the extent that the same are obtained and remaining valid and unrevoked) and the requirements of all competent and public authorities and to obtain as soon as practicable any required consents and permissions for the Landlord's Works which have not already been obtained; and

2.3.2 to procure that the Landlord's Works will be carried out in a good and workmanlike manner using good quality materials of their several kinds and in accordance with the Regulations

2.4 The Landlord shall be entitled to substitute for the materials specified in the Specifications materials of similar quality and suitability and of substantially the same appearance (insofar as they shall be visible after incorporation into the Landlord's Works)

2.5 The Landlord may make or permit any minor variation to the Approved Drawings or the Specifications insofar as the same does not materially affect the quality of the Landlord's Works or the beneficial occupation and use of the Premises for the Permitted Use

2.6 The Landlord shall procure that none of the following materials are specified for use in the Landlord's Works:

2.6.1 high alumina cement or concrete whether in structural elements or otherwise

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2.6.2  wood wool slabs in permanent shuttering form or in structural elements

2.6.3  calcium chloride in any admixtures

2.6.4 any aggregates for use in concrete which do not comply with British Standard 8110:1985 or any aggregates for use in reinforced concrete which do not comply with British Standards 882:1983 or such other British Standards in respect of each as may be in force at the date of specification

2.6.5 asbestos or any asbestos containing products as defined in the Asbestos Regulations 1969 or any statutory modification or re-enactment thereof in force at the date of specification

2.6.6 formaldehyde foam or material known to release formaldehyde in quantities which the Health & Safety Executive have at the date of specification certified as hazardous

2.6.7 calcium silicate bricks or tiles any slip bricks any crocodolite any vermiculite plaster

2.6.8 any material generally known within the construction industry at the date of specification to be deleterious to health and safety.

2.7 The Landlord shall at its sole cost enter into any agreement relating to the Premises including any wayleave and/or similar easement or facility as may be required in order to secure electricity gas water drainage telecommunication and other such services and supplies for the benefit of the Premises

2.8 Until completion of the Lease the Landlord shall at the cost of the Landlord insure or procure that the Landlord's Works are kept insured in the full reinstatement value for the usual contractor's risks

2.9 The Landlord shall provide the Tenant's Surveyor with copies of any additional detail to the Specifications and the Approved Drawings as soon as practicable after the additional details have been designed and if revisions are necessary to update the Specifications and/or the Approved Drawings and the Landlord shall take due cognisance of all representations made by

                                       10

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         or on behalf of the Tenant in respect of such revisions if the representations are made within 5 working days of the date the Tenant's Surveyor receives details of the relevant revisions (excluding the day of receipt)

2.10

2.10.1 In respect of the Landlord's Works the Landlord is the only client (as defined in and for the purposes of the Regulations)

2.10.2 The Landlord shall deliver to the Tenant as soon as it is prepared a copy of the Health and Safety file which complies with the requirements of the Regulations

2.10.3 The Landlord shall forthwith either make a declaration to the Executive (as defined in the Regulations) that the Landlord is the only client or procure that its Agent appointed pursuant to Regulation 4(l) makes a declaration to the Executive in either case in accordance with Regulation 4(4) and if requested to do so by the Tenant the Landlord shall supply to the Tenant a copy of the applicable declaration and of the Executive's notice in response

2.11 If the Tenant shall request the Landlord in writing prior to date provided in the Lease for the first review of the rent the Landlord shall at its own expense carry out the Optional Works within a reasonable period of time after receipt of such notice to the reasonable satisfaction of the Tenant

2.12 The Landlord shall carry out the Post Completion Works within a reasonable period after the date of this Agreement having regard to the nature of such works to the reasonable satisfaction of the Tenant

3.       INSPECTIONS

3.1 The Tenant and its professional team shall entirely at their own risk be at liberty (by prior appointment on reasonable notice) to enter upon the Premises for the purpose of viewing the state and progress of the Landlord's Works and to inspect and view the materials and

                                       11

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         workmanship thereof PROVIDED ALWAYS that the following conditions shall be observed in respect of every such entry on the Premises:

3.1.1 The Tenant and its professional team shall be at liberty to visit the Premises at any reasonable time of the day but on the occasion of any such visit they shall jointly and immediately report their presence on the Premises to the Construction Manager or his appointed representatives:


3.1.2 The Tenant and its professional team shall comply with all safety requirements imposed by the Construction Manager (or his appointed representative); and


3.1.3 The Tenant and its professional team shall not interfere with or interrupt the progress of the Landlord's Works nor give or attempt to give instructions to any trade contractor or any member of the Professional Team;

3.2.1 The Tenant or its representative and the Construction Manager or his appointed representative shall attend the Site Inspections

3.2.2 The Construction Manager shall prepare minutes of each Site Inspection to record the condition of the Premises and shall use reasonable endeavours to submit the same to the Tenant within 3 working days of the Site Inspection

3.2.3 The Tenant shall make representations in writing regarding the condition of the Landlord's Works to the Construction Manager with a copy to the Landlord within 5 working days of each Site Inspection

3.2.4 The parties shall use their best endeavours to agree on any additional works required arising from the Tenant's representations but if such agreement is not made within 5 working days of the date of receipt of the Tenant's representations by the Construction Manager the matter shall be referred to the Surveyor for his determination who shall determine the matter in accordance with clause 12

                                       12

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3.2.5    In the event that the Tenant does not make a representation in accordance with clause 3.2.3 regarding any aspect of the Landlord's Works completed at the date of a relevant Site Inspection the Tenant shall not be entitled to make any further representation with regard to such matters pursuant to the provisions of clause 4.3

4        PRACTICAL COMPLETION

4.1 The Landlord shall give to the Tenant and the Tenant's Surveyor at least three working days notice of the date the Construction Manager intends to inspect that part of the Landlord's Works to be carried out prior to Practical Completion for the purposes of issuing a Certificate of Practical Completion (and as much notice as reasonably practicable of any adjournment thereof) and the Tenant and its professional team shall be entitled to attend every such inspection

4.2 The Tenant and its professional team shall be entitled to make representations to the Construction Manager during such inspection and the Landlord shall instruct the Construction Manager to have due and proper professional regard to the same

4.3      If the Tenant's Surveyor reasonably considers that subject to clause
         4.6 the Landlord's Works have not been completed in accordance with this Agreement sufficient for the Construction Manager to issue a Certificate of Practical Completion he shall within 5 working days after his inspection notify the Construction Manager in writing of his reasons and state what further works are required

4.4 Subject to clause 4.5 the Landlord shall carry out such further works as soon as possible and shall notify the Tenant's Surveyor when such further works have been completed whereupon the Tenant's Surveyor shall within 5 working days re-inspect the Premises and if necessary the procedure set out in this clause shall be repeated as often as necessary until subject to clause 4.6 the Landlord's Works are completed in accordance with this Agreement sufficient to entitle

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         the Construction Manager to issue a Certificate of Practical Completion and the Construction Manager shall not issue such certificate until such time as such further works notified by the Tenant's Surveyor have been completed

4.5 If the Landlord disputes a notice from the Tenant's Surveyor under clause 4.4 stating further works which are required the dispute shall be determined by the Surveyor who shall determine the matter in accordance with clause 12

4.6 For the purposes of this Clause 4 the Tenant shall not be entitled to object to the issue of the Certificate of Practical Completion on the grounds of one or more of the following being outstanding:

4.6.1    The Post-Completion Works or the Optional Works

4.6.2 Snagging items which are agreed by the Landlord and the Tenant or determined by the Surveyor

4.6.3    Soft landscaping

4.6.4 Works which are not reasonably required to enable the Tenant to gain access to the Premises and beneficially occupy the Premises for the purposes permitted by the Lease as agreed by the Landlord and the Tenant or determined by the Surveyor PROVIDED THAT the Landlord shall procure completion of all such matters to the reasonable satisfaction of the Tenant's Surveyor as soon as reasonably practicable (or in accordance with such other timetable in relation to the Post Completion Works and the Optional Works as is provided for by this Agreement)

4.7 In the event that the Surveyor upholds an objection of the Landlord pursuant to Clause 4.5 then the other provisions of this Agreement (including in particular the definition of Completion Date and Rent Commencement Date) shall be interpreted as if the Certificate of

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         Practical Completion had been issued on the date on which the Tenant objected to its issue without justification

4.8 The Landlord shall deliver to the Tenant free of charge a set of "as built" drawings and all manuals and guarantees in respect of the Landlord's Works as soon as reasonably practicable following Practical Completion

5.       THE LEASE

5.1 On the Completion Date the Landlord will grant or will procure the grant of and the Tenant will accept the Lease of the Premises

5.2 The Lease and the Counterpart thereof shall be prepared by the Landlord's Solicitors and the properly executed Counterpart shall be delivered to the Landlord's Solicitors on completion

5.3 The Lease shall be completed at the offices of the Landlord's Solicitors on or before 2.00 pm on the Completion Date

5.4 The Principal Rent reserved by the Lease shall be paid from the Rent Commencement Date but all other rents and sums payable under the Leases shall be paid with effect from the Completion Date

5.5      The Landlord shall grant the Lease with full title guarantee


6.       RIGHT TO DETERMINE

         If the Practical Completion Date has not occurred on or before the 1st February 1999 the Tenant shall have the right to terminate this Agreement by serving notice in writing to that effect on the Landlord at any time prior to the date on which the Landlord's Works (other than the Post Completion Works and the Optional Works) are practically completed for the purposes of this Agreement and in the event of service of such notice this Agreement shall cease and determine on the date of service of such notice by the Tenant but without prejudice to the rights and liabilities of the parties which have accrued up to that date

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7.       ALIENATION

         The Tenant shall not assign or part with its interest under this Agreement or any part thereof or otherwise dispose of the same or any part thereof and the Tenant named herein shall personally accept the Lease and execute a counterpart thereof provided that if the Practical Completion Date has not occurred on or before the 1st February 1999 the Tenant may assign its interest under this Agreement with the prior consent of the Landlord which shall not be unreasonably withheld or delayed and provided further that the Tenant may assign the benefit of this Agreement to any person to whom the Lease (when granted) is assigned

8.       NO DEMISE

         Until the actual grant of the Lease this Agreement shall not operate or be deemed to operate as a demise of the Premises nor (save as otherwise provided by this Agreement) shall the Tenant have or be entitled to any estate right title or interest in the Premises or any part thereof

9.       NO RESTRICTIONS

         Nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any other part of the Landlord's Estate not comprised in this Agreement nor give to the Tenant the benefit of or the right to enforce any covenant agreement condition or stipulation entered into by any purchaser or lessee or tenant of the Landlord in respect of property not comprised in this Agreement or to prevent or restrict in any way the development of the Landlord's Estate not comprised in this Agreement

10.      DEFECTS AND WARRANTY AGREEMENTS

10.1 The Landlord will procure that all defects arising in the Landlord's Works prior to the expiry of the Defects Period are made good at the Landlord's cost to comply with the provisions of clause 2.3 hereof PROVIDED THAT notice of the said defects has been given in writing to the Landlord by the Tenant not less than 10 working days before the expiry of the Defects Period and provided that the Tenant affords all access necessary for the same but the Landlord shall not be liable to compensate the Tenant in respect of any reasonably necessary disturbance or disruption caused thereby to the Tenant's business carried on at the Premises but shall reinstate any damage caused to the Premises or the Tenant's property as soon as practicable and to the reasonable satisfaction of the Tenant

10.2 The Landlord shall make good any such defects as aforesaid notified to it in writing during the period from the date hereof until the First Anniversary as soon as practicable after the First Anniversary (save for defects which require urgent attention which shall be remedied as soon as practicable after written notification to the Landlord) and after the First Anniversary all defects shall be remedied as soon as practicable after written notification to the Landlord (provided such notification is made before the end of the Defects Period) all such defects being remedied to the reasonable satisfaction of the Tenant

10.3 Following the remedying of any defects in accordance with the preceding provisions of this clause it is expressly agreed that in the event of any claim by the Tenant arising out of the design or workmanship of the Landlord's Works the Tenant shall rely upon the enforcement against the Professional Team of the rights conferred upon the Tenant by the warranty agreements referred to in Clause 10.4 of this Agreement and upon the Insurance Policy

10.4 The Landlord shall procure from the Professional Team and shall deliver to the Tenant as soon as practicable after the Completion Date warranty agreements executed by such parties in the forms annexed to this Agreement and for this purpose the relevant form of warranty agreement is that at Annexure B 1 (in the case of the Architect) Annexure B2 (in the case of the Civil and Structural Engineer) Annexure B3 (in the case of the Construction Manager) and Annexure B4 (in the case of the Mechanical and Electrical Engineer)

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10.5     The Landlord shall procure the issue of the Insurance Policy with a minimum level of cover of not less than the full re-building cost of the Landlord's Works (including all fees and expenses) and shall comply with the provisions of clause 4(5) of the Lease as if the Lease had been completed on the date of this Agreement

11.      NO MERGER

         This Agreement shall remain in force as to any of the stipulations and obligations hereof which shall not have been performed and remain to be performed notwithstanding the grant of the Lease SAVE THAT it is hereby expressly agreed that the Landlord shall have no continuing liability to the Tenant or to any other person for the design and construction of the Landlord's Works after the completion of the remedying of defects in accordance with clause 10

12.      ADJUDICATION

         Where under the terms of this Agreement a matter is referred to the determination of the Surveyor the following provisions shall apply:-

12.1     The Surveyor shall act as an expert and not as an arbitrator

12.2 The Surveyor must afford each party the opportunity within reasonable time limits to make representations to inform each party of the representations of the other and allow each party to make submissions to him on the representations of the other party

12.3 The fees and expenses of the Surveyor including the costs of his nomination are to be borne as the Surveyor shall in his discretion determine (and otherwise equally between the Landlord and the Tenant) and unless the parties otherwise agree they shall each bear their own costs relating to the determination of the issue by the Surveyor unless the Surveyor shall in his discretion otherwise determine

12.4 The determination by the Surveyor shall be issued as soon as possible and is to be conclusive and binding upon the parties save in the case of manifest error

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13.      SERVICE OF NOTICES

         The provisions of clause 5(2) of the Lease shall apply in relation to notices served pursuant to this Agreement as if the same were set out herein

14.      TITLE AND MATTERS TO WHICH THE PREMISES ARE SUBJECT

14.1 The Landlord shall deduce its title to grant the Lease to the Tenant in accordance with Section 110 of the Land Registration Act 1925 and the Tenant having received office copies of the said title dated 20th August 1998 shall be deemed to accept the Lease subject to all matters contained or referred to in the said office copies and shall not raise any objection or requisition in relation thereto

14.2     The Premises are let subject to:

14.2.1 all matters registered and capable of registration (whether or not so registered prior to the date of this Agreement) by any Local or other Competent Authority

14.2.2 all orders directions notices charges restrictions conditions agreements schemes resolutions requirements or other matters arising under any of the Town and Country Planning Acts

14.2.3 all overriding interests as defined by the Land Registration Act 1925 as amended (whether or not the Premises are registered)

14.2.4 all matters revealed by the documentation referred to in clause 14.1 above so far as the same are still subsisting and affect the Premises and the Tenant or the Tenant's Solicitors having been supplied with copies of such matters or with such information as the Landlord has concerned the same the Tenant acknowledges that it has entered into this Agreement with full knowledge and notice thereof and shall raise no objection requisition or enquiry in respect of such matters

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15.      THE GENERAL CONDITIONS

         The General Conditions are incorporated in this Agreement to the extent that they are not varied by or inconsistent with the terms hereof and subject to the following amendments

15.1.1 General Conditions 1.1.1 (b) and (f) are deleted and all references in the General Conditions to the "contract" and the "Agreement" shall be deemed to be references to this Agreement

15.1.2 where General Conditions impose on the Landlord a duty to inform the Tenant (including but not limited to General Conditions 3.1.33.3.2(b) and 3.3.2 (c)) that obligation is to be construed as an obligation to inform the Tenant as soon as practicable after the information in question has come to the attention of the Landlord.

15.q1.3   General Conditions 2.2  2.3  4.2  4.3.2  5.2.2. (c) (d) (f) and (g)
         5.2.3  5.2.5  5.2.6  6.1 6.2  6.7(a) and 6.7(b) are deleted

16.      GUARANTEE

16.1 The Guarantor guarantees to the Landlord the due performance by the Tenant of the Tenant's obligations under this Agreement

16.2 If at any time before completion of the Lease the Tenant goes into liquidation or has a petition presented for its winding up or has an administrative receiver or administrator appointed or in either case has a receiver appointed or enters into a composition with its creditors then and in any such case the Landlord may at any time before completion of the Lease by notice in writing served on the Tenant's Solicitors invoke the provisions of clause 16.3

16.3 Immediately upon service of notice pursuant to clause 16.2 (but without prejudice to any preexisting right of action of any party in respect of any breach by any other party of its obligations under this agreement):-


         (a) the rights of the Tenant under this agreement shall cease and determine absolutely and the Tenant shall be released from any further liability under this agreement; and

         (b) this agreement shall from that date have effect as if the obligation to accept the Lease and the other obligations on the part of the Tenant contained in this agreement were primary obligations of the Guarantor and the Guarantor shall accept the Lease in place of the Tenant and shall otherwise be bound to the Landlord accordingly

17.      ACKNOWLEDGEMENTS

17.1     The Tenant hereby admits and acknowledges as follows:

17.1.1 It has inspected the Approved Drawings and the Specifications and will prior to the Practical Completion Date inspect the Premises;

17.1.2 It has obtained advice and information with regard to the Premises independently of the Landlord;

17.1.3 It has seen and accepts the quality and colour of the proposed finishes to the external and internal parts of the Premises

17.1.4 It has not been induced to enter into this Agreement by or in reliance upon any statement either oral or in writing made by or on behalf of the Landlord other than the Landlord's Solicitors' written replies to written enquiries made by the Tenant's Solicitors prior to the date hereof and the Tenant accepts that if any such statement has been made other than as aforesaid it was not made as a condition warranty or representation for the purpose of inducing the Tenant to enter into this Agreement

18.      TERMINATION

18.1 For the purposes of this clause an "event of default" shall occur if there shall prior to the Completion Date be any breach of the agreements covenants or other obligations of the Tenant under this Agreement which (if capable of remedy) shall not be remedied by the Tenant within such reasonable period as the Landlord shall stipulate in writing

18.2 Upon the occurrence of an event of default the Landlord in addition to and without prejudice to any other rights and remedies may prior to the Completion Date rescind this Agreement forthwith by giving written notice to the Tenant to that effect and the Tenant's interest hereunder shall cease

19.      ENTIRE CONTRACT

         This Agreement constitutes the entire contract between the parties

20.       JURISDICTION

         This Agreement shall be governed in accordance with English Law and the parties hereby agree to submit to the jurisdiction of the Courts of England

         IN WITNESS whereof the parties hereto have executed this Agreement under seal

                                 FIRST SCHEDULE

          SPECIFICATIONS AND PLANS OF LANDLORD'S WORKS ATTACHED HERETO

                                 SECOND SCHEDULE

                              POST COMPLETION WORKS

                                 THIRD SCHEDULE

                                 OPTIONAL WORKS

EXECUTED and delivered as a Deed     )
by MILTON PARK LIMITED               )
acting by:-                          )


               Director              /S/

               Director/Secretary    /S/




EXECUTED and delivered as a Deed     )
by VERTEX PHARMACEUTICALS            )
(EUROPE) LIMITED                     )
acting by:-                          )

               Director

               Director/Secretary


EXECUTED and delivered      )
as a DEED by VERTEX         )
PHARMACEUTICALS INCORPORATED)
acting by:                  )

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                         LANDLORD'S WORKS
--------------------------------------------------------------------------------
GENERAL

Building 88 is a two storey building comprising c. 2,300 sq m. The building forms part of a development of three similar buildings orientated in an 'H' shape around a central courtyard. Building 88 has a third storey which has been designed to accommodate plant, both in an enclosed central area and on open 'balconies' at both ends of the building. The building has two entrance areas both forming a core containing a stair and lift to the first floor, fitted separate male, female and disabled toilet areas, riser cupboards and doors into the 'shell workspace' area.

The core areas will be finished to a normal developer's specification including plastered and painted walls, carpeted first floor landings and stairs, non slip ceramic tiles to ground floor entrance with plasterboard ceilings and feature lighting. Perimeter radiators provide space heating. With the exception of the first floor disabled WC and ground floor shower next to lift 4 and staircase 7 described at 10 below, WC areas have fully tiled walls, suspended ceilings, non slip ceramic tiled floors and are fitted with usual sanitary provision.

The remaining 'workspace' area on both ground and first floors are finished as a basic shell with no floor or ceiling finishes, untreated blockwork walls and unfinished cladding panels. No electrical, gas, water or heating distribution will be made in these areas with only such services as are necessary for life safety or protection of the building fabric.

The thermal performance of the external building envelope will comply in all respects with the Building Regulations for England and Wales, Part L, 1995.

All building work will comply with the relevant British Standards, BS Codes of Practice, Public Utility Regulations and Bye Laws. Mechanical and Electrical installations will comply to the design codes of CIBSE. Health and Safety files and 0 & M Manuals are provided on practical completion.

All works are being undertaken in accordance with the following drawings:

Architects Drawings:
406(-)002R, 003W, 004T, 005M, 008E, 009C, 011E, 012D, 013B, 015J, 016J, 017D,
021F.

Services Drawings:
WB864/E100/, 401-1, 401-2, 402-1, 402-2, 403-1, 403-2, 404-1, 404-2, 405-1,
405-2, 405-3, 406-1, 406-2, 406-3.
1241/M13A, 14A, 15A, 16A, 17B, 18B.

Peter Brett Associates Drawing:
9422/ME/50OF and H

1.   FOUNDATIONS

     Mass concrete trench fill and pad foundations on vibro-compacted sub-grade, designed in accordance with the recommendations of the site investigation report Np 31095/10 dated June 1997.

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                         LANDLORD'S WORKS
--------------------------------------------------------------------------------

2.   STRUCTURAL FRAME

     Steel frame with intumescent paint or boarding to achieve as required fire protection.

     Hot rolled structural steel trusses, shot blasted and zinc phosphate primed finish supporting cold rolled galvanised steel purlins.

3.   GROUND FLOOR SLAB

     In-situ mesh reinforced concrete slab on granular sub-base to core areas, wide bay fibre reinforced concrete slab and granular sub-base to office areas designed for uniformly distributed load of 20kN/mTO THE POWER OF 2 (4001b per sq ft). Insulation 'U' value is to be 0.45W/m2 or better

4.   EXTERNAL WALLS

     Masonry-cavity wall with 'Red Bank Gobelin' or similar external facing brick skin, 160mm cavity with 75mm rockwool partial cavity fill and 140mm non-load bearing dense blockwork.

     Insulation 'U' Value is to be 0.45W/mTO THE POWER OF 2 DEG.C or better.

     Precast reconstituted stone lintels above first floor windows.

     Aluminium Pvf2 coated BS 18B 25 Dark Grey RAL 7037 Light Grey flat composite Luxalon cladding panels in window bays and Kingspan cladding panels fixed horizontally with proprietary fittings at the plant room and gable ends.

5.   UPPER FLOORS

     Precast concrete floor slabs to first floor offices 260mm deep, designed for uniformly distributed load of 6kN/mTO THE POWER OF 2 (120lb/sq ft).

     Precast concrete floor slabs to plant rooms 150mm deep, designed for uniformly distributed load of 5.OkN/mTO THE POWER OF 2.

6.   ROOF

     Aluminium mill finish standing seam Kalzip roof cladding with 170mm insulation, vapour barrier and steel liner tray, to achieve 'U' value of 0.45W/mTO THE POWER OF 2. Concealed aluminium gutters and exposed downpipes.

     Precast concrete floor planks to flat roof areas 150mm deep with screed to falls and Sarnafil single ply inverted flat roof system.

7.   GLAZING

     Double glazed polyester powder coated, colour Dark Grey BS 18B 25 externally and White RAL 9016 internally, thermally broken Hunter Douglas aluminium windows with approximately 50% top hung opening lights. Polyester powder coated aluminium doors and external fire exit doors.

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                        LANDLORD'S WORKS
--------------------------------------------------------------------------------

     All ground floor windows to south and west elevations and first floor windows to west elevations to have external aluminium Kingfisher sun louvres.

     Full height glazing to front entrance area.

     Glazed rebated entrance doors, letter box and conduit for entry control.

8.   INTERNAL WALLS

     Blockwork generally to underside of floors or roof structure, with a plaster finish to core areas. No plaster or other finish to other 'workspace' areas.

     Block to WC cubicles.

9.   STAIRCASES

     Precast concrete staircases to front entrances.

     Polyester powder coated balustrading and maple handrail to front staircases and landing.

     Ladder access to plant rooms.

     Galvanised mild steel painted external spiral fire escape stair to east and west elevation. Galvanised mild steel-painted external spiral fire escape stair to south elevation to be procured and fitted at a later date--see Agreement for Lease.

10.  INTERNAL FITTINGS

     DOORS

     Internal entrance doors to be solid core maple veneered with vision panels, with maple linings and architraves.

     All other doors off entrance areas to be solid core maple veneered flush doors, maple linings and architraves.

     Toilet cubicle doors to be maple with maple linings and architraves. Riser duct doors to be painted MDF.

     The female toilet doors will be hung on the jamb nearest the basins.

     DOOR FURNITURE

     Pull handles and kick/push plates to be stainless steel and other ironmongery satin anodised aluminium by Newman Tonks.

     JOINERY

     Maple skirtings to entrance areas. No skirtings anywhere else in building. All window boards to be omitted as agreed with Vertex.

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                        LANDLORD'S WORKS
--------------------------------------------------------------------------------

     TOILETS

     Toilet areas to have white china sanitaryware, laminate panels to concealed WC and urinal cisterns, solid acrylic resin vanity units to wash hand basins, toilet roll holders, mirrors, coat hooks and fused spur outlets for hand dryers.

     At Vertex's request, the first floor disabled WC and the ground floor shower located next to lift 4 and stair 7 shown on the general arrangement drawings will be left as a shell, i.e. no wall, floor, ceiling or sanitary fitting or finishes will be included. Drainage services will be left capped off. No radiators will be installed. Pipework to radiators will be capped off. No mechanical ventilation provision shall be made.

11.  INTERNAL FINISHES

     WALLS

     Front entrance, staircase and landing areas to be plastered and finished with emulsion paint finish.

     All other 'workspace' areas to be fairfaced blockwork.

     With the exception of the first floor disabled WC and the ground floor shower next to lift 4 and staircase 7 described at 10 above, toilet walls to be plastered and have full height Langley ceramic tiles.

     FLOORS

     Staircase and landing areas to have Escopallas Excell carpet tiles antistatic to IBM Standard for general office use with nosings to staircase tread.

     Cleaners room to be sand/cement screed with sheet vinyl flooring.

     VVith the exception of the first floor disabled WC and the ground floor shower next to lift 4 and staircase 7 described at 10 above, toilet areas to be sand/cement screed with slip resistant 300 x 300mm Langley ceramic tiling.

     Front entrances to have non-slip Langley ceramic tiling with aluminium/polypropylene entrance matting.

     'Workspace' areas to be powerfloat concrete on ground floor and concrete planks on first floor. First floor planks to receive a coloured dust sealer.

     Plant room floors and lift motor room will receive and application of three coats of "Watco Octaseal" paint.

     CEILINGS

     Entrance, staircase and landing areas generally to have Gyproc MF plasterboard ceiling.

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                        LANDLORD'S WORKS
--------------------------------------------------------------------------------


     With the exception of the first floor disabled WC and the ground floor shower next to lift 4 and staircase 7 described at 10 above, toilet areas to have exposed narrow grid Armstrong Microlux Dune suspended ceiling with 600 x 600mm moisture resisting tiles.

     No other ceiling finishes in the building.

12.  LIFT

     2 No Eight person Schindler 100 Series hydraulic passenger lifts.

     Lift car door and returns are finished in stainless steel. Full height carpet tiles to side walls, half height carpet with tinted mirror to rear wall and handrail below. Carpet tiles to floor. Concealed lighting to ceiling.

     A flush telephone wall cabinet (no telephone or cabling) will be provided.

13.  ELECTRICAL INSTALLATION

     The incoming electrical supply will be provided by the local electricity supply authority, and will be delivered and metered at low voltage, maximum anticipated load allowance of 290 KVA.

     Separate cable risers shall be provided, 1 per each building core. Electrical riser to be fitted out with lighting and small power distribution system for first floor only. Data/communication risers to provide space for tenant fit out.

     LIGHTING

     Emergency lighting, based on integral or remote battery units shall be provided to all relevant escape route areas in accordance with BS5266 and as required by the local authority.

     Lighting installation shall comprise of the following areas and the artificial average illumination level will be:

     i.     Entrance: 200-300 Lux; wall mounted low energy Marlin luminaires.

     ii. Staircases and landing areas: 150 Lux; Marlin recessed low energy compact fluorescent luminaires.

     iii. Toilets (with the exception of the first floor disabled WC and the ground floor next to lift 4 and staircase 7 described at 10 above):
            150 Lux; low energy recessed compact fluorescent Marlin luminaires to cubicles and circulation areas, low voltage Marlin downlighters or pelmet lighting over the vanity units.

     iv. Plant rooms etc: 200-250 Lux; linear fluorescent luminaires with metal reflectors or compact fluorescent bulkhead luminaires surface linked.

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                        LANDLORD'S WORKS
--------------------------------------------------------------------------------

     V. Unoccupied 'workspace' areas: Minimum numbers of fluorescent batten tubes to be installed to provide minimum lighting to render building safe (as agreed with Vertex).

     POWER DISTRIBUTION

     Single and double outlet switched 13 amp socket outlets shall be positioned within the core areas and plantrooms to provide for routine maintenance, cleaning and general services. No other small power distribution.

     Emergency lighting, based on integral or remotely battery units shall be provided to all relevant escape route areas in accordance with BS5266 and as required by the local authority.

     FIRE ALARM

     A "break glass" fire alarm installation and automatic smoke detection system shall be provided to all core and workspace areas of the building designed in accordance with BS5839, protection category L2. The alarm and detection system shall have the facility to be extended to accommodate tenant requirements. Fire alarm sounders are provided to give coverage to the whole of the building based on an open plan basis.

     LIGHTING PROTECTION

     The building shall be provided with its own lightning protection system designed in accordance with BS6651.

     ACCESS SYSTEM PROVISION

     An access conduit system shall be provided from the external doors in the entrance areas to above the suspended ceiling for the installation of a security system by a future tenant.

14.  HEATING, PLUMBING AND VENTILATION

     GAS - GENERAL

     2 No low pressure gas connections shall be provided from the local supply authority mains to the gas meter enclosure. Both gas mains rise to serve two gas fired low pressure hot water (LPHW) 'Ideal CXD 70' boilers at roof level in the plant room which provide hot water distribution (see below) and shall be provided to comply with local gas board regulations.

     WATER - GENERAL

     2 No dedicated 35 mm dia water connections will be provided from the local supply authority mains to 2 No cold water storage tanks in the plant room.

     COLD WATER DISTRIBUTION

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                        LANDLORD'S WORKS
--------------------------------------------------------------------------------

     Cold water distribution within the 2 core areas of toilet/cleaners accommodation is provided from the storage tanks. Cold water connected to all sanitary fittings in both core areas. Overflow pipes to toilets discharge onto floor where a gully is provided.

     HOT WATER DISTRIBUTION

     The building shall be provided with four gas fired boilers in the plant room (as described above) capable of serving hot water to all appropriate sanitary fittings in the core areas. Two hot water systems will be provided with each system comprising of two gas fired boiler units, pressurisation set, primary and secondary pipework and hot. water treatment equipment located within the dedicated plant room.

     SPACE HEATING

     Dedicated LPHW pipework distribution systems comprising weather compensated circuits shall be provided to be capable of serving a network of perimeter radiators to the core areas.


     VENTILATION

     With the exception of the first floor disabled WC and ground floor shower next to lift 4 and staircase 7 described at 10 below, toilet extract ventilation will be provided to serve the initial cores by central extract fan units in the plantroom. Supply air shall be introduced from the adjacent circulation areas. Toilet areas shall be maintained at a negative pressure with respect to surrounding areas to control migration of odours etc.

     Ventilation to the roof plant rooms shall be provided to meet local authority requirements via louvres in the external walls.

     GENERAL

     The sanitary and plumbing systems to serve the toilet and cleaner accommodation shall be designed in accordance with current Codes of Practice and to suit requirements of local authority.

15.  INCOMING SERVICES

     Services to be installed to the buildings as follows:

     FOUL AND SURFACE WATER SEWERS - Connected to existing main drainage system.

     Electricity - Cables to be laid to existing Southern Electric low voltage system. 2 No 145 KVA supplies.

     GAS - Pipes to be laid to British Gas main supply. 2 No @ 378 kwh.

     BT, MERCURY AND COMTEL - Ducts to be installed for BT, Mercury Communications and Comtel.

88 MILTON PARK                                            OUTLINE SPECIFICATION
VERTEX                                                        LANDLORD'S WORKS
--------------------------------------------------------------------------------

     WATER SUPPLY - Pipework to be laid to existing Thames Water mains supply. 2 No 35mm supplies with meters are provided.

16.  EXTERNAL LIGHTING

     Lighting to pedestrian access, car parking, utility and amenity space with low level bollards and 5m columns with amenity luminaire, Thom Johanna or similar with 150W high pressure lamp in a decorative housing with a dished reflector above, to achieve average illuminance of 5 - 7 Lux.

17.  CAR PARKING

     A total of 270 car parking spaces to be provided. Loading - heavy delivery vehicles and cars. Finish -concrete block paving roads and bituminous macadam spaces with block paving corner demarkation, precast concrete kerbs generally.

     Access roads to the development to be finished with bituminous macadam wearing course.

VALE
OF WHITE HORSE
Planning & Engineering Department

                       TOWN AND COUNTRY PLANNING ACT 1990

                              NOTICE OF PERMISSION



    To:       Lansdown Estates Group Ltd
              c/o Granville Projects
              80 Milton Park
              Abingdon
              Oxon OX14 4RY

Application No:       MIL/59/122

Proposal:        Demolition of 88 Milton Park and erection of proposed
                 B1/or B8 development.

Address:         88 Milton Park
                 Milton
                 Abingdon
                 Oxon
                 OX14 4RY

    DATE OF DECISION: 14th April 1997

    The Vale of White Horse District Council, in pursuance of powers under the Above Act hereby PERMIT the above development to be carried out in accordance with the application and accompanying plans submitted by you, subject to compliance with the conditions specified hereunder.

1. THE DEVELOPMENT TO WHICH THIS PERMISSION RELATES SHALL BE BEGUN WITHIN A PERIOD OF FIVE YEARS FROM THE DATE OF THIS PERMISSION.

2. THE DEVELOPMENT SHALL BE LANDSCAPED IN ACCORDANCE WITH A SCHEME WHICH SHALL BE SUBMITTED TO AND APPROVED IN WRITING BY THE DISTRICT PLANNING AUTHORITY BEFORE THE DEVELOPMENT COMMENCES AND SHALL ENSURE:

    a)     THE RETENTION OF SELECTED EXISTING TREES AND SHRUBS ON THE SITE,


    b) THE PROTECTION 0F THE SELECTED EXISTING TREES AND SHRUBS ON THE SITE DURING THE DEVELOPMENT OF THE SITE;


    c) THE CARRYING OUT OF ANY EARTH MOVING OPERATIONS CONCURRENTLY WITH THE CARRYING OUT OF THE BUILDING AND OTHER WORKS;

    d) COMPLETION OF THE SCHEME DURING THE PLANTING SEASON NEXT FOLLOWING THE COMPLETION OF THE BUILDING(S), OR SUCH OTHER DATE AS MAY BE AGREED IN WRITING WITH THE DISTRICT PLANNING, AUTHORITY;

    e) THE MAINTENANCE OF THE LANDSCAPED AREAS FOR A PERIOD OF FIVE YEARS OR UNTIL ESTABLISHED, WHICHEVER MAY BE LONGER. ANY TREES OR SHRUBS REMOVED, OR WHICH IN THE OPINION OF THE DISTRICT PLANNING AUTHORITY, ARE DYING, BEING SEVERELY DAMAGED OR BECOMING SERIOUSLY DISEASED WITHIN FIVE YEARS OF PLANTING, SHALL BE REPLACED BY TREES OR SHRUBS OF SIMILAR SIZE AND SPECIES TO THOSE ORIGINALLY REQUIRED TO BE PLANTED.

3. PRIOR TO THE FIRST USE OF ANY BUILDING, THE CAR PARKING AREA SHOWN ON THE APPROVED PLAN REFERENCE (406/002E) SHALL BE CONSTRUCTED, DRAINED, LAID AND MARKED OUT IN ACCORDANCE WITH THE SPECIFICATION OF OXFORDSHIRE COUNTY COUNCIL OR SUCH WORKS. THEREAFTER THE AREA SHALL BE KEPT PERMANENTLY FREE OF ANY OBSTRUCTION TO SUCH USE.


    The reasons for the Council's decision to grant permission for the development subject to compliance with the conditions hereinbefore specified are:

1. TO COMPLY WITH THE REQUIREMENTS OF SECTION.91 OF THE TOWN & COUNTRY PLANNING ACT, 1990.

2. TO ENSURE THE IMPLEMENTATION OF A SATISFACTORY SCHEME OF LANDSCAPING WHICH WILL IN DUE COURSE IMPROVE THE ENVIRONMENTAL QUALITY OF THE DEVELOPMENT AND SOFTEN ITS IMPACT ON THE AREA.

3.  IN THE INTEREST OF HIGHWAY SAFETY.


       /s/

    CHIEF PLANNING AND ENGINEERING OFFICER,

                              WARRANTY AGREEMENT                        CoWa/P&T

(IN SCOTLAND LEAVE BLANK      THIS AGREEMENT
FOR APPLICABLE DATE SEE       is made the              day of                    199
CLAUSE ON PAGE 4)                          -----------        -----------------
                              BETWEEN:

(insert name of               (1)          NICHOLAS HARE ARCHITECTS
the Consultant)                    -----------------------------------------------------------------------------------
                                   of/whose registered office is situated at   3 Barnsbury Square,
                                                                             -----------------------------------------
                                         London N1 IJL                                               ("the Firm"), and
                                   -----------------------------------------------------------------
(insert name of
the Purchaser/the Tenant)     (2)  -----------------------------------------------------------------------------------

                                   whose registered office is situated at
                                                                           -------------------------------------------

                                   -----------------------------------------------------------------------------------
(delete as appropriate)            ("the Tenant" which term shall include all permitted assignees under this Agreement).

                              WHEREAS:

(delete as appropriate)       A.   The Tenant has entered into an agreement to lease with

                                   -----------------------------------------------------------------------------------

                                                   MILTON PARK LTD
                                   -------------------------------------------------------- ("the Client") relating to

                                   -----------------------------------------------------------------------------------
(insert description of
the premises)                      -----------------------------------------------------------------------------------

                                   ------------------------------------------------------------------ ("the Premises")

(insert                            -----------------------------------------------------------------------------------
description of
the development)                   at     86-88 MILTON PARK, ABINGDON, OXON
                                   -----------------------------------------------------------------------------------
(insert address
of the development)                --------------------------------------------------------------- "the Development").]


(delete as appropriate)            ["The Premises" are also referred to as "the Development" in this Agreement.]

insert date                   B.   By a contract ("the Appointment") dated --------------------------------------------
or appointment                     the Client has appointed the Firm as [architects] in connection with the
(delete/complete                   Development.
as appropriate)

                              C.   The Client has entered or may enter into a contract ("the Building Contract") with
(insert name or
building contractor                        VARIOUS TRADE CONTRACTORS TO BE
or a building                      ------------------------------------------------------------------------------------
contractor to be                           SELECTED BY THE CLIENT
selected by the                    ------------------------------------------------------------------------------------
Client)
                                   ------------------------------------------------------------------------------------

                                   for the construction of the Development.


                            NOW IN CONSIDERATION OF THE PAYMENT OF ONE POUND
                            (L1) BY THE PURCHASER/THE TENANT TO THE FIRM
                            (RECEIPT OF WHICH THE FIRM ACKNOWLEDGES) IT IS HEREBY AGREED as follows:

(delete as appropriate      1.   The Firm warrants that it has exercised
to reflect terms of the          and will continue to exercise reasonable skill
appointment)                     [and care] [care and diligence] in the
                                 performance of its services to the Client
                                 under the Appointment. In the event of any
                                 breach of this warranty:

                                (a) subject to paragraphs (b) and (c) of this clause, the Firm shall be liable for the reasonable costs of repair renewal and/or reinstatement of any part or parts of the Development to the extent that

                                     - the Tenant incurs such costs and/or
                                     - the Tenant is or becomes liable either
                                       directly or by way of financial
                                       contribution for such costs.

                                     The Firm shall not be liable for other
                                     losses incurred by the Tenant.


                                 (b)  the Firm's liability for costs under
                                      this Agreement shall be limited to that
                                      proportion of such costs which it would
                                      be just and equitable to require the Firm
                                      to pay having regard to the extent of the
                                      Firm's responsibility for the same and on
                                      the basis that
                                                     ---------------------------
(insert the names                                  GLANVILLE AND ASSOCIATES
of other intended                     ------------------------------------------
warrantors)                                        GLANVILLE PROJECTS
                                      ------------------------------------------
                                                   PETER BRETT ASSOCIATES
                                      ------------------------------------------
                                                   MACGREGOR SMITH
                                      ------------------------------------------
                                                                           shall
                                      --------------------------------------
                                      be deemed to have provided contractual
                                      undertakings on terms no less onerous
                                      than this Clause 1 to the Tenant in
                                      respect of the performance of their
                                      services in connection with the
                                      Development and shall be deemed to have
                                      paid to the Tenant such proportion which
                                      it would be just and equitable for them
                                      to pay having regard to the extent of
                                      their responsibility;

                                 (c) the Firm shall be entitled in any action or proceedings by the Tenant to rely on any limitation in the Appointment and to raise the equivalent rights in defence of liability as it would have against the Client under the Appointment;

                                 (d)  the obligations of the Firm under or
                                      pursuant to this Clause I shall not be
                                      released or diminished by the appointment of any person by the Tenant to carry out any independent enquiry into any relevant matter.

(delete where               2. [Without prejudice to the generality of Clause 1,
the Firm is                    the Firm further warrants that it has exercised
the quantity                   and will continue to exercise reasonable skill
surveyor)                      and care to see that, unless authorised by the
                               Client in writing or, where such  authorisation
                               is given orally, confirmed by the Firm to the
                               Client in writing, none of the following has
                               been or will be specified by the Firm for use
                               in the construction of those parts of the
                               Development to which the Appointment relates:

                                 (a)  high alumina cement in structural
                                      elements:

                                 (b) wood wool slabs in permanent formwork to concrete:

                                 (c) calcium chloride in admixtures for use in reinforced concrete:

                                 (d)  asbestos products:

                                 (e) naturally occurring aggregates for use in reinforced concrete which do not comply with British Standard 882: 1983 and/or naturally occurring aggregates for use in concrete which do not comply with British
                                      Standard 8110: 1985.

(further
specific
materials
may be added
by agreement)                         In the event of any breach of this
                                      warranty the provisions of Clauses 1a,
                                      b, c and d shall apply.]


                            3. The Firm acknowledges that the Client has
                               paid all fees and expenses properly due and owing to the Firm under the Appointment up to the date of this Agreement.

                            4. The Tenant has no authority to issue any
                               direction or instruction to the Firm in relation to the Appointment.

                            5. The copyright in all drawings, reports,
                               models, specifications, bills of quantities, calculations and other documents and information prepared by or on behalf of the Firm in connection with the Development (together referred to in this Clause 5 as "the Documents") shall remain vested in the Firm but, subject to the Firm having received payment of any fees agreed as properly due under the Appointment.
                               The Tenant and its appointee shall have a licence to copy and use the Documents and to reproduce the designs and content of them for any purpose related to the Premises including, but without limitation, the construction, completion, maintenance, letting, promotion, advertisement, reinstatement, refurbishment and repair of the Premises. Such licence shall enable the Tenant and its appointee to copy and use the Documents for the extension of the Premises but such use shall not include a licence to reproduce the designs contained in them for any extension of the Premises. The Firm shall not be liable for any use by the Tenant or its appointee of any of the Documents for any purpose other than that for which the same were prepared by or on behalf of the Firm.

                            6. The Firm shall maintain professional indemnity
                               insurance in an amount of not less than
(insert amount)                ONE AND A HALF MILLION POUNDS (L1,500,000) for
                               any one occurrence or series of occurrences
                               arising out of any one event for a period
(insert period)                of    years from the date of practical completion
                               of the Premises under the Building Contract,
                               provided always that such insurance is
                               available at commercially reasonable rates.
                               The Firm shall immediately inform the Tenant
                               if such insurance ceases to be available at
                               commercially reasonable rates in order that
                               the Firm and the Tenant can discuss means of
                               best protecting the respective positions of
                               the Tenant and the Firm in the absence of such
                               insurance. As and when it is reasonably
                               requested to do so by the Tenant or its
                               appointee the Firm shall produce for
                               inspection documentary evidence that its
                               professional indemnity insurance is being
                               maintained.

(insert number              [7 This Agreement may be assigned ONCE by the
of times)                      Tenant by way of absolute legal assignment to
                               another person taking an assignment of the
                               Purchaser's/the Tenant's interest in the
(delete if under               Premises without the consent of the Client or
Scots law)                     the Firm being required and such assignment
                               shall be effective upon written notice thereof
                               being given to the Firm. No further assignment
                               shall be permitted.]

                            8 Any notice to be given by the Firm hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Tenant at its registered office and any notice given by the Tenant hereunder shall be deemed to be duly given if it is addressed to "The Senior
                               Partner"/"The Managing Director" and delivered by hand at or sent by registered post or recorded delivery to the above-mentioned address of the Firm or to the principal business address of the Firm for the time being and, in the case of any such notices, the same shall if sent by registered post or recorded delivery be deemed to have been received forty eight hours after being posted.

                            9  No action of proceedings for any breach of
(complete as                   this Agreement shall be commenced against the
appropriate)                   Firm after the expiry of     years from the
                               date of practical completion of the Premises
                               under the Building Contract.



(delete if under          [10  The construction validity and performance of
Scots law)                     this Agreement shall be governed by English law
                               and the parties agree to submit to the non-exclusive
                               jurisdiction of the English Courts.]



(alternatives,                [AS WITNESS the hands of the parties the day and
delete as                      year first before written.
appropriate)
                              Signed by or on behalf of the Firm
                                                                 -------------------
(for agreement                   in the presence of:
executed under hand                                  --------------------------------
and NOT as a deed)

                              Signed by or on behalf of the Tenant
                                                                  -------------------
                                 in the presence of:
                                                    -------------------------------]


                              WARRANTY AGREEMENT                        CoWa/P&T

(IN SCOTLAND LEAVE BLANK      THIS AGREEMENT
FOR APPLICABLE DATE SEE       is made the              day of                    199
CLAUSE ON PAGE 4)                          -----------        -----------------
                              BETWEEN:

(insert name of               (1)          GLANVILLE AND ASSOCIATES
the Consultant)                    -----------------------------------------------------------------------------------
                                   of/whose registered office is situated at   PORTERSWOOD HOUSE, PORTERSWOOD,
                                                                             -----------------------------------------
                                   ST. ALBANS, HERTS AL3 6PQ                                         ("the Firm"), and
                                   -----------------------------------------------------------------
(insert name of
the Purchaser/the Tenant)     (2)  -----------------------------------------------------------------------------------

                                   whose registered office is situated at
                                                                           -------------------------------------------

                                   -----------------------------------------------------------------------------------
(delete as appropriate)            ("the Tenant" which term shall include all permitted assignees under this Agreement).

                              WHEREAS:

(delete as appropriate)       A.   The Tenant has entered into an agreement to lease with

                                   -----------------------------------------------------------------------------------

                                                   MILTON PARK LTD
                                   -------------------------------------------------------- ("the Client") relating to

                                   -----------------------------------------------------------------------------------
(insert description of
the premises)                      -----------------------------------------------------------------------------------

                                   ------------------------------------------------------------------ ("the Premises")

(insert                            -----------------------------------------------------------------------------------
description of
the development)                   at     86-88 MILTON PARK, ABINGDON, OXON
                                   -----------------------------------------------------------------------------------
(insert address
of the development)                --------------------------------------------------------------- "the Development").]


(delete as appropriate)            ["The Premises" are also referred to as "the Development" in this Agreement.]

insert date                   B.   By a contract ("the Appointment") dated --------------------------------------------
or appointment                     the Client has appointed the Firm as [architects] in connection with the
(delete/complete                   Development.
as appropriate)

                              C.   The Client has entered or may enter into a contract ("the Building Contract") with
(insert name or
building contractor                        VARIOUS TRADE CONTRACTORS TO BE
or a building                      ------------------------------------------------------------------------------------
contractor to be                           SELECTED BY THE CLIENT
selected by the                    ------------------------------------------------------------------------------------
Client)
                                   ------------------------------------------------------------------------------------

                                   for the construction of the Development.


                            NOW IN CONSIDERATION OF THE PAYMENT OF ONE POUND
                            (L1) BY THE PURCHASER/THE TENANT TO THE FIRM
                            (RECEIPT OF WHICH THE FIRM ACKNOWLEDGES) IT IS HEREBY AGREED as follows:

(delete as appropriate      1.   The Firm warrants that it has exercised
to reflect terms of the          and will continue to exercise reasonable skill
appointment)                     [and care] [care and diligence] in the
                                 performance of its services to the Client
                                 under the Appointment. In the event of any
                                 breach of this warranty:

                                (a) subject to paragraphs (b) and (c) of this clause, the Firm shall be liable for the reasonable costs of repair renewal and/or reinstatement of any part or parts of the Development to the extent that

                                     - the Tenant incurs such costs and/or
                                     - the Tenant is or becomes liable either
                                       directly or by way of financial
                                       contribution for such costs.

                                     The Firm shall not be liable for other
                                     losses incurred by the Tenant.


                                 (b)  the Firm's liability for costs under
                                      this Agreement shall be limited to that
                                      proportion of such costs which it would
                                      be just and equitable to require the Firm
                                      to pay having regard to the extent of the
                                      Firm's responsibility for the same and on
                                      the basis that
(insert the names
of other intended                                  GLANVILLE PROJECTS
warrantors)                           ------------------------------------------
                                                   NICHOLAS HARE ARCHITECTS
                                      ------------------------------------------
                                                   PETER BRETT ASSOCIATES
                                      ------------------------------------------
                                                   MACGREGOR SMITH
                                      ------------------------------------------

                                                                            shall
                                      --------------------------------------
                                      be deemed to have provided contractual
                                      undertakings on terms no less onerous
                                      than this Clause 1 to the Tenant in
                                      respect of the performance of their
                                      services in connection with the
                                      Development and shall be deemed to have
                                      paid to the Tenant such proportion which
                                      it would be just and equitable for them
                                      to pay having regard to the extent of
                                      their responsibility;

                                 (c) the Firm shall be entitled in any action or proceedings by the Tenant to rely on any limitation in the Appointment and to raise the equivalent rights in defence of liability as it would have against the Client under the Appointment;

                                 (d)  the obligations of the Firm under or
                                      pursuant to this Clause I shall not be
                                      released or diminished by the appointment of any person by the Tenant to carry out any independent enquiry into any relevant matter.

(delete where               2. [Without prejudice to the generality of Clause 1,
the Firm is                    the Firm further warrants that it has exercised
the quantity                   and will continue to exercise reasonable skill
surveyor)                      and care to see that, unless authorised by the
                               Client in writing or, where such  authorisation
                               is given orally, confirmed by the Firm to the
                               Client in writing, none of the following has
                               been or will be specified by the Firm for use
                               in the construction of those parts of the
                               Development to which the Appointment relates:

                                 (a)  high alumina cement in structural
                                      elements:

                                 (b) wood wool slabs in permanent formwork to concrete:

                                 (c) calcium chloride in admixtures for use in reinforced concrete:

                                 (d)  asbestos products:

                                 (e) naturally occurring aggregates for use in reinforced concrete which do not comply with British Standard 882: 1983 and/or naturally occurring aggregates for use in concrete which do not comply with British
                                      Standard 8110: 1985.

(further
specific
materials
may be added
by agreement)                         In the event of any breach of this
                                      warranty the provisions of Clauses 1a,
                                      b, c and d shall apply.]


                            3. The Firm acknowledges that the Client has
                               paid all fees and expenses properly due and owing to the Firm under the Appointment up to the date of this Agreement.

                            4. The Tenant has no authority to issue any
                               direction or instruction to the Firm in relation to the Appointment.

                            5. The copyright in all drawings, reports,
                               models, specifications, bills of quantities, calculations and other documents and information prepared by or on behalf of the Firm in connection with the Development (together referred to in this Clause 5 as "the Documents") shall remain vested in the Firm but, subject to the Firm having received payment of any fees agreed as properly due under the Appointment.
                               The Tenant and its appointee shall have a licence to copy and use the Documents and to reproduce the designs and content of them for any purpose related to the Premises including, but without limitation, the construction, completion, maintenance, letting, promotion, advertisement, reinstatement, refurbishment and repair of the Premises. Such licence shall enable the Tenant and its appointee to copy and use the Documents for the extension of the Premises but such use shall not include a licence to reproduce the designs contained in them for any extension of the Premises. The Firm shall not be liable for any use by the Tenant or its appointee of any of the Documents for any purpose other than that for which the same were prepared by or on behalf of the Firm.

                            6. The Firm shall maintain professional indemnity
                               insurance in an amount of not less than
(insert amount)                ONE AND A HALF MILLION Pounds (L1,500,000) for
                               any one occurrence or series of occurrences
                               arising out of any one event for a period
(insert period)                of    years from the date of practical completion
                               of the Premises under the Building Contract,
                               provided always that such insurance is
                               available at commercially reasonable rates.
                               The Firm shall immediately inform the Tenant
                               if such insurance ceases to be available at
                               commercially reasonable rates in order that
                               the Firm and the Tenant can discuss means of
                               best protecting the respective positions of
                               the Tenant and the Firm in the absence of such
                               insurance. As and when it is reasonably
                               requested to do so by the Tenant or its
                               appointee the Firm shall produce for
                               inspection documentary evidence that its
                               professional indemnity insurance is being
                               maintained.

(insert number              [7 This Agreement may be assigned ONCE by the
of times)                      Tenant by way of absolute legal assignment to
                               another person taking an assignment of the
                               Purchaser's/the Tenant's interest in the
(delete if under               Premises without the consent of the Client or
Scots law)                     the Firm being required and such assignment
                               shall be effective upon written notice thereof
                               being given to the Firm. No further assignment
                               shall be permitted.]

                            8 Any notice to be given by the Firm hereunder shall be deemed to be duly given if it is delivered by hand at or sent by registered post or recorded delivery to the Tenant at its registered office and any notice given by the Tenant hereunder shall be deemed to be duly given if it is addressed to "The Senior
                               Partner"/"The Managing Director" and delivered by hand at or sent by registered post or recorded delivery to the above-mentioned address of the Firm or to the principal business address of the Firm for the time being and, in the case of any such notices, the same shall if sent by registered post or recorded delivery be deemed to have been received forty eight hours after being posted.

                            9  No action of proceedings for any breach of
(complete as                   this Agreement shall be commenced against the
appropriate)                   Firm after the expiry of     years from the
                               date of practical completion of the Premises
                               under the Building Contract.



(delete if under          [10  The construction validity and performance of
Scots law)                     this Agreement shall be governed by English law
                               and the parties agree to submit to the non-exclusive
                               jurisdiction of the English Courts.]



(alternatives,                [AS WITNESS the hands of the parties the day and
delete as                      year first before written.
appropriate)
                              Signed by or on behalf of the Firm
                                                                 -------------------
(for agreement                   in the presence of:
executed under hand                                  --------------------------------
and NOT as a deed)

                              Signed by or on behalf of the Tenant
                                                                  -------------------
                                 in the presence of:
                                                    -------------------------------]


 LATENT DEFECTS PROPOSAL

 Unit 88 Milton Park



 INSURED VALUES:

 Items 1/4           -       Building                              (pound)2,035,000
 Item 5              -       Disturbance Costs @ 2.5%              (pound)   50,000
                                                                          ---------
                                                                   (pound)2,085,000
 Item 6              -       Rent 12 months @(pound)300,000 p.a.   (pound)  300,000
                                                                          ---------
                                                                   (pound)2,385,000
                                                                          ---------

 PREMIUM:

 Items 1/5           -       Building/Disturbance Costs            (pound)18,648.24
 Deposit                                                           (pound) 2,236.00
 Item 6              -       Rent                                  (pound) 2,246.40
                                                                          ---------
                                                                   (pound)23,130.64
                                                                          ---------

 NOTES:

 Single Premium
 12 Years Cover
 Building Cover Deductible (pound)20,000
 Annual Inflation Cover (Building, only) - 5%
 All Premiums inclusive of Insurance Premium Tax at 4%
                   (Rate may change prior to cover commencing)

 COMMERCIAL UNION ASSURANCE COMPANY plc
 LATENT DEFECTS POLICY

The Insurers agree (subject to the terms definitions exclusions and conditions of this policy) that if after payment of the premium DAMAGE (as within defined) shall be discovered then the Insurers will pay to the Insured the value of the Property Insured at the time of the discovery of the DAMAGE or the amount of such DAMAGE or at the Insurers' option reinstate or repair such property or any part of it or remedy any defect therein to prevent DAMAGE

Provided that the liability of the Insurers under this policy shall not exceed

i in the whole the total sum insured or in respect of any item its sum insured at the time of the discovery of the DAMAGE

ii the sum insured remaining after deduction for any other DAMAGE unless the Insurers shall have agreed to reinstate any such sum insured

This policy incorporates the Schedule Specification and Endorsements which shall be read together as one contract. Words and expressions to which specific meaning is given in any part of this policy shall have the same meaning wherever they appear

 THE SCHEDULE

 AGENCY                                MEPC Insurance Management Limited

 BRANCH & AGENT NO. 959 800093UP       Policy No.

 THE INSURERS:                         Commercial Union Assurance Company plc

 THE INSURED:

 ADDRESS




 THE PROPERTY INSURED                  As detailed in the attached Specification

 TOTAL SPECIFICATION SUM INSURED                        (pound)

 DEDUCTIBLE:

 In respect of

 1        Item No. 4            the first(pound)       )  Subject to maximum
                                                       )  policy deductible each
 2        Item No. 6            the first(pound)       )  incident of DAMAGE
                                                       )  being(pound)
 3        All other items       the first(pound)       )

 THE SUM INSURED BY THIS POLICY (pound)

                               being 100% of the total Specification sum insured

 PERIOD OF INSURANCE:

 1        For Item 4a                        From

                                             to

 2        For Items 4b and 4c                From

                                             to

 3        For all other items                From

                                             to

 PREMIUM(Pound)         less deposit of(pound)         =(pound)
                       (inclusive of(pound)            Insurance Premium Tax)

 BRANCH ADDRESS: 82 Pall Mall, London, SWIY 5HF

 THE PROPERTY INSURED

 The building situate

 ITEM NO.                                                           SUM INSURED
1.   The building excluding property as described in item               (pound))
     numbers 2 & 3 occupied as                                                 )
                                                                               )
2    Landlord's fixtures and fittings and permanently                          )
     installed services forming part of the building                    (pound))
                                                                               )
3    Roads, pavements, car parks, lighting, walls, gates                       )
     fences and landscaping of the area adjacent to                            )
     the building but only to the extent of the                                )
     Insured's liability therefore                                      (pound))
                                                                               )
4    Costs incurred in repairing DAMAGE to the Property                        )
     Insured discovered during the period of insurance                         )
     applicable to this item                                            (pound))
                                                                               )
     a   in respect of roofs with less than 6% pitch                           )
         from the horizontal                                            (pound))
                                                                               )
     b   in respect of that part of the Waterproofing                          )
         Envelope below ground level                                    (pound))
                                                                               )
     c   in respect of other parts of the Waterproof                           )
         Envelope                                                       (pound))

5    Costs necessarily and reasonably incurred
     with the consent of the Insurers for dismantling, moving,
     removing, returning and re-erecting property not
     forming part of the building to enable repairs or
     rebuilding to proceed                                               (pound)

6    Months rent                                                         (pound)
                                                                        --------
                                                                         (pound)
                                                                        --------
                                                                        --------

 MEMO
 Payment of any claim under Items Nos 2, 3, 5 and 6 is conditional upon payment being made or liability admitted for a claim under Item Nos 1 or 4

 MEMO - WAIVER OF RIGHTS OF REDRESS
 Notwithstanding Claims Condition 6 the Insurers hereby agree not to pursue any subrogated rights of redress they may accrue against the Lansdown Estates Group's design team and construction managers otherwise than in respect of fraud or fraudulent acts.

DEFINITION


The word DAMAGE, in capital letters, shall mean

1    destruction of or physical damage to

2.   threat of imminent collapse of

     any portion of the Property Insured for which a Certificate of Practical Completion has been received by the Insurers and for which they have formally confirmed cover directly caused by

     a a defect existing prior to the commencement of the Period of Insurance but remaining undiscovered at that date

          i in the design or construction of elements essential to the stability and strength of the Property Insured or in the materials used in the construction of such elements

          ii   in the external walls and roofing of the Property Insured

          iii in respect of Item No. 4 of the Specification only - in the design or construction of the Waterproofing Envelope, i.e. the roof, skylights, external walls, cladding, windows, doors and lowest floor or in the materials used in the construction of the Waterproofing Envelope

     b subsidence landslip or ground heave of the land on which the Property stands

 EXCLUSIONS

 This policy does not cover

1    DAMAGE discovered after the relevant period of insurance

2    DAMAGE due to arising from

     a.   wear and tear

     b.   inadequate maintenance of the Property Insured

     c. abnormal use or overloading of the Property Insured beyond its design capacity

     d.   normal settlement or bedding down

     e. normal shrinkage or expansion of materials used in the construction of the Property Insured

     f.   change in colour texture or any ageing process of the Property Insured

     g. faulty or inadequate weatherproofing except as insured by Item No 4 of the Specification


3. loss or destruction or damage due to or arising from fire, lightning, explosion, earthquake, storm, flood, escape of water from any tank apparatus or pipe whether caused by DAMAGE insured hereby or otherwise

4. the cost of any work for which any contractor is responsible under the defects liability provisions contained in any contract for works after issue of Certificate of Practical Completion or date of hand over whichever is applicable

5. consequential or economic loss of any kind or description except loss of rent when such loss is included in the cover under this policy

6.   any property more specifically insured by or on behalf of the Insured

7. loss or destruction or damage caused by pollution or contamination but this shall not exclude destruction of or damage to the Property Insured, not otherwise excluded, caused by

     a.   pollution or contamination which itself results from DAMAGE

     b.   DAMAGE which itself results from pollution or contamination

8. loss or destruction or damage occasioned by war invasion act of foreign enemy hostilities (whether war be declared or not) civil war rebellion revolution insurrection military or usurped power nationalisation confiscation requisition seizure or destruction by the government or any public authority

9. loss or destruction of or damage to any property whatsoever or any loss or expense whatsoever resulting or arising therefrom or any consequential loss directly or indirectly caused by or contributed to by or arising from a ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel

     b the radioactive toxic explosive or other hazardous properties of any explosive nuclear assembly or nuclear component thereof

10. loss or destruction or damage due to or arising from pressure waves caused by aircraft or other aerial devices travelling at sonic or supersonic speeds

 GENERAL PROVISIONS



1    CONDITION OF AVERAGE (UNDERINSURANCE)
     The sum insured by each item of this policy other than those applying solely to fees or removal of debris is declared to be separately subject to Average

     Whenever a sum insured is declared to be subject to Average if such sum shall at the discovery of any DAMAGE be less than the value of the property covered within such sum insured the amount payable by the Insurers in respect of such DAMAGE shall be proportionately reduced

2    DEDUCTIBLES
     This policy does not cover the amounts of the deductibles stated in the
     Schedule in respect of each and every loss as ascertained after the application of all other terms and conditions of the policy including any condition of Average

3    ASSIGNMENT
     This policy is assignable to any party acquiring an Insurable Interest in the Property Insured subject to prior notification being received by the Insurers and admitted by them in writing

 GENERAL CONDITIONS

1    POLICY VOIDABLE
     This policy shall be voidable in the event of misrepresentation misdescription or non disclosure in any material particular

2    RESTRICTIVE AGREEMENTS
     The Insured shall not enter into any agreement lease or contract with any party which would limit modify or curtail the fights of the Insurers against third parties without their consent

3    ALTERATION
     This policy shall be avoided if there be any alteration modification change of use or addition to the Property Insured whereby the risk of DAMAGE is increased unless admitted by the Insurers in writing

4.   REASONABLE PRECAUTIONS
     The Insured shall take all reasonable precautions to prevent DAMAGE

5    JURISDICTION
     This policy shall be construed in accordance with English Scottish or Northern Ireland law and shall be subject to the exclusive jurisdiction of the appropriate Court of England and Wales Scotland or Northern Ireland and any arbitration hereunder should be held in the United Kingdom of Great Britain and Northern Ireland

     The Insurers shall not be liable to the Insured for exemplary or punitive damages in any circumstances whatsoever

CLAIMS CONDITIONS

1    ACTION BY INSURED

     A    On discovery of DAMAGE the Insured shall

          i    notify the Insurers immediately

          ii carry out and permit to be taken any action which may be reasonably practicable to prevent further DAMAGE

          iii  deliver to the Insurers at the Insured's expense

               a full information in writing of the property destroyed or damaged and the amount of the DAMAGE

               b details of any other insurances on any property hereby insured within 30 days after discovery of the DAMAGE and

               c all such proofs and information relating to the claim as may reasonably be required

               d if demanded a statutory declaration of the truth of the claim and of any matters connected with it

     B No claim under this policy shall be payable unless the terms of this condition have been complied with

2    FRAUD
     If a claim is fraudulent in any respect or if fraudulent means are used by the Insured or anyone acting on his behalf to obtain any benefit under the policy or if any DAMAGE is caused by the wilful act or with the connivance of the Insured all benefit under the policy shall be forfeited

3    REINSTATEMENT
     If any property is to be reinstated or replaced by the Insurers the Insured shall at his own expense provide all such plans documents books and information as may reasonably be required. The Insurers shall not be bound to reinstate exactly but only as circumstances permit and in a reasonably sufficient manner and shall not in any case be bound to expend in respect of any one of the items insured more than its sum insured

4    INSURERS RIGHTS FOLLOWING CLAIM
     On the discovery of DAMAGE in respect of which a claim is made the Insurers and any person authorised by the Insurers may without thereby incurring any liability or diminishing any of the Insurers rights under this policy enter the premises where such DAMAGE has occurred

     No property may be abandoned to the Insurers

5    CONTRIBUTION AND AVERAGE
     If at the time of discovery of any DAMAGE there is any other insurance effected by or on behalf of the Insured covering any of the property destroyed or damaged the liability of the Insurers hereunder shall be limited to its rateable proportion of such DAMAGE

     If any such other insurance shall be subject to any Average
     (underinsurance) condition this policy if not already subject to any such condition of Average shall be subject to Average in like manner

     If any such other insurance is subject to any provision whereby it is excluded from ranking concurrently with this policy either in whole or in part or from contributing rateably the liability of the Insurers under this policy shall be limited to that proportion of the DAMAGE which the sum insured under this policy bears to the value of the property

6    SUBROGATION

     Any claimant under this policy shall at the request and expense of the Insurers take and permit to be taken all necessary steps for enforcing rights against any other party in the name of the Insured before or after any payment is made by the Insurers

7    ARBITRATION

     If any difference arises as to the amount to be paid under this policy (liability being otherwise admitted) such difference shall be referred to an arbitrator to be appointed by the parties in accordance with statutory provisions. Where any difference is by this condition to be referred to arbitration the making of an award shall be a condition precedent to any right of action against the Insurers

 CLAUSES

1    RENT
     Any insurance hereby on rent applies only if the said building or any part thereof is unfit for occupation in consequence of DAMAGE and then the amount payable shall not exceed such proportion of the sum insured on rent as the period necessary for reinstatement bears to the term of rent insured

2    FEES
     The insurance by Items Nos 1 to 4 includes an amount in respect of Architect Surveyors' Legal and Consulting Engineers' Fees necessarily and reasonably incurred in the reinstatement or repair of Property Insured consequent upon its destruction or damage but not for preparing any claim, it being understood that the amount payable under any item shall not exceed in total its sum insured

3.   REMOVAL OF DEBRIS
     The insurance by Items Nos 1 to 4 extends to include costs and expenses necessarily incurred by the Insured with the consent of the Insurers in

     a    removing debris

     b    dismantling and/or demolishing

     c    shoring up or propping

     of the portion or portions of the Property Insured destroyed or damaged by any peril hereby insured against

     The liability of the Insurers under this memo and the policy in respect of any item shall in no case exceed the sum insured thereby

     The Insurers will not pay for any costs or expenses:

     i incurred in removing debris except from the site of such property destroyed or damaged and the area immediately adjacent to such site

     ii arising from pollution or contamination of property not insured by this policy

4    INDEXATION OF SUM INSURED AND DEDUCTIBLE

     The sum insured by each of Item Nos 1, 2, 3, 4 and 5 of the Specification and the amount(s) of the Deductible(s) will each be separately increased by 5% compound on each anniversary of the commencement of the period of insurance. For the purpose of any loss settlement the sum insured as adjusted in accordance with the foregoing provisions shall be regarded as the sum insured at the time of the discovery of the DAMAGE

5    REINSTATEMENT (85% AVERAGE)

     Subject to the following Special Conditions in the event of DAMAGE the basis upon which the amount payable in respect of Items Nos 1 to 4 is to be calculated shall be the reinstatement of the property destroyed or damaged

     For the purpose "reinstatement" means

     a the rebuilding or replacement of property destroyed which, provided the liability of the Insurers is not increased, may be carried out

          i    in any manner suitable to the requirements of the Insured

          ii   upon another site

     b    the repair or restoration of property damaged

     c    the remedy of any defect to prevent DAMAGE

     in any case to a condition equivalent to or substantially the same as but not better or more extensive than its condition when new except as necessary to remedy such defect

SPECIAL CONDITIONS

1 The liability of the Insurers for the repair or restoration of property damaged in part only shall not exceed the amount which would have been payable had such property been wholly destroyed

2 If at the time of reinstatement the sum representing 85% of the cost which would have been incurred in reinstating the whole of the property covered by any item subject to this memorandum exceeds its sum insured at the time of the discovery of any DAMAGE, the liability of the Insurers shall not exceed that proportion of the amount of the DAMAGE which the said sum insured shall bear to the sum representing the total cost of reinstating the whole of such property at that time

3 No payment beyond the amount which would have been made payable in the absence of this memorandum shall be made

     a    unless reinstatement commences and proceeds without unreasonable delay

     b    until the cost of reinstatement shall have been actually incurred

     c if the property insured at the time of its loss destruction or damage shall be insured by any other insurance effected by or on behalf of the Insured which is not upon the same basis of reinstatement


4    All the terms and conditions of the policy shall apply

     a in respect of any claim payable under the provisions of this memo except in so far as they are varied hereby

     b    where claims are payable as if this memo had not been incorporated

6    PUBLIC AUTHORITIES

     Subject to the following Special Conditions the insurance by Items Nos 1 to 4 of this policy extends to include such additional cost of reinstatement of the destroyed or damaged property thereby insured as may be incurred solely by reason of the necessity to comply with Building or other Regulations under or framed in pursuance of any Act of Parliament or with Bye-Laws of any Public Authority excluding a the cost incurred in complying with any of the aforesaid Regulations or Bye-Laws:

          i in respect of the discovery OF DAMAGE occurring prior to the granting of this extension

          ii in respect of loss destruction or damage not insured by the policy

          iii under which notice has been served upon the Insured prior to the discovery of the DAMAGE

          iv in respect of undamaged property or undamaged portions of property other than foundations of that portion of the property destroyed or damaged

     b the additional cost that would have been required to make good the property lost destroyed or damaged to a condition equal to its condition when new had the necessity to comply with any of the aforesaid Regulations or Bye-Laws not arisen

     c the amount of any charge or assessment arising out of capital appreciation which may be payable in respect of the property or by the owner thereof by

SPECIAL CONDITIONS

1 The work of reinstatement must be commenced and carried out without unreasonable delay after the discovery of the DAMAGE and may be carried out upon another site (if the aforesaid Regulations or Bye-Laws so necessitate) subject to the liability of the Insurers under this extension not being thereby increased

2 If the liability of the Insurers under any item of the policy apart from this extension shall be reduced by the application of any of the terms and conditions of the policy then the liability of the Insurers under this extension in respect of any such itern shall be reduced in like proportion

3 The total amount recoverable under any item of the policy shall not exceed its sum insured

4 All the terms and conditions of the policy except in so far as they are varied hereby shall apply as if they had been incorporated herein

5 Interim payments will be available following sectional completion of reinstatement work.

                               GLANVILLE PROJECTS
           Corinthian Court, 80 Milton Park Abingdon, Oxford OX14 4RY

                     Telephone: 01235 821010 Fax:01235 835492
                      e-mail: glanville_milt@compuserve.com

 Our Ref:      MS/AMB/GP706

 13th October 1998

 Milton Park Limited
 Corinthian Court
 80 Milton Park
 Abingdon
 Oxon OX14 4RY

 FOR THE ATTENTION OF HUGH RICHARDS

 Dear Hugh

 86 - 88 MILTON PARK, ABINGDON

As discussed, please see the proposed roller shutter door details as follows:

o    Dimension of 3985 mm x 3500 mm

o    Heavy Duty

o    Profile HR116 double-skinned

o    Smooth Aluminium Finish

o    Colour RAL 7032 'Pebble' (finish both sides in a tough top grade paint)

o    Electrically operated

o    3 Phase supply

o    ZAK System

o    Safety edge

For further detailed specification, please see the manufacture's brochure.

Delivery/installation is eight weeks from finalised details being agreed and order being placed.

If you require any further information please do not hesitate to contact me.

Yours sincerely

/s/Mark Sperring
---------------------

 MARK SPERRING
 CONSTRUCTION MANAGER

                                ESTATE REGULATIONS

These regulations are imposed by the Landlord and affect the whole of the Estate

1. No open storage of materials or pallets shall be permitted on the Premises.

2. All rubbish and waste materials shall be placed in proper receptacles in an area designated by the Landlord and not be allowed to accumulate. No waste materials shall be burnt within the Estate.

3. No smoke or fumes or noxious smells shall be emitted from the Premises so as to cause in the opinion of the Landlord or its surveyors annoyance or interference with the proper enjoyment of adjoining premises of the Landlord or its tenants or of the premises adjoining or near the Estate.

4. The Tenant must not use industrial machinery engines and equipment so as to cause excessive noise dust or nuisance. Any excess which in the opinion of the Landlord's Surveyor is causing annoyance to adjoining tenants of the Landlord or to the occupiers in the vicinity shall be abated immediately upon notice.

5. No mechanically operated vehicles, cycles, hand trucks or trailers shall be parked or left unattended outside areas properly reserved for such parking or in such manner as to obstruct roadways into or on the Estate nor so as to prevent ingress and egress of fire fighting equipment round the curtilage of a building or buildings erected thereon and not to cause any obstruction on any of the common parts of the Estate by parking vehicles or leaving goods thereon.

6. The Tenant must secure all buildings comprised in the Premises by locking all windows and doors therein for the purpose of ensuring proper security and to reduce the risk of the spread of fire.

7. The Tenant must not load or off-load vehicles except within the curtilage of the Premises.

8. The Tenant must not store inflammable materials, explosive substances or liquids except in proper containers or receptacles properly labelled and signed all in accordance with the regulations of all competent authorities and to the satisfaction of the Landlord's insurers and in any event not abutting any boundary fences or other adjoining property of the Landlord.

9. Any external lighting within the curtilage of the Premises is to be maintained in good condition and fully operate during night time working hours.

10. Traffic Regulations as shown by road signs must be observed including parking and speed limits.

11. Care and consideration must be given to pedestrians and others using Estate roads.

12. All vehicles on the Estate are at the owner's risk and the Landlord will not be liable for damage or theft or any other hazard.

13. The Tenant shall at all times insofar as it lies within its power take all such steps as are necessary to ensure that all vehicles (except private cars and light vans with a carrying capacity of less than 15 cwt.) shall when leaving the Estate (a) by the Potash Lane entrance under all circumstances turn Southwards away from the village of Milton and (b) by the Harwell Lane entrance under no circumstances tum northwards towards the village of Sutton Courtenay. Such vehicles shall at no time travel over any part of those sections of Potash Lane and Harwell Lane which run between the two entrances to the Estate and the villages of Milton and Sutton Courtenay respectively likewise the Tenant shall take all such steps as are necessary to ensure that all such vehicles when returning to the Estate shall under no circumstances travel over any part of the above mentioned sections of Potash Lane and Harwell Lane.

14.  Animals must be kept under proper control.

15. The playing of games is prohibited on the roadways and other areas and in the interests of safety boating, swimming and paddling in the lakes is also prohibited

16. The Tenant is to ensure that employees familiarise themselves with the procedure in case of fire and the use of fire telephone and fire appliances.

17. If any fire appliance or other safety equipment provided by the Landlord is used or found to have been damaged this fact must be reported to the Landlord's Security Officer at the Information Building.

18.  All goods brought into the Estate area at the owner's risk.

19. Personnel must confine themselves to their own employer's premises and areas of common use on the Estate.

20. No vehicle of any description shall be driven on or over any roads on the Estate by any person who does not at the relevant time possess a valid licence entitling him to drive that class of vehicle on a public highway.

[VERTEX LETTERHEAD]

                                                               November 2, 1998


MILTON PARK LIMITED
CORINTHIAN COURT
80 MILTON PARK
ABINGDON
OXFORDSHIRE
OX14 RY


     Re: PROPOSED AGREEMENT FOR LEASE AND LEASE (THE "TRANSACTION DOCUMENTS") BETWEEN MILTON PARK LIMITED (THE "LANDLORD"), VERTEX PHARMACEUTICALS (EUROPE) LIMITED (THE "TENANT") AND VERTEX PHARMACEUTICALS INCORPORATED (THE "COMPANY") FOR UNIT 88. THE FORUM MILTON PARK ABINGDON OXFORDSHIRE (THE "PREMISES")


 Dear Sirs:

     The undersigned has acted as counsel to the Company in connection with its guarantee of the obligations of Vertex Pharmaceuticals (Europe) Limited under the Transaction Documents.

     I have reviewed the Transaction Documents, the Restated Articles of Organization of the Company and the By-Laws of the Company. I have also examined such other documents and records and have performed such investigation as to matters of fact and law as I have deemed necessary or appropriate for the purpose of this opinion. With respect to certain matters of fact, I have relied upon representations of the officers of the Company.

     In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity with the original documents of all documents submitted to me as copies or facsimiles, and the authenticity and completeness of the originals of such latter documents. I have assumed the due authorization and execution by the Landlord and Tenant of the Transaction Documents. I have assumed (without independent verification) that the Landlord has full power and authority to enter into, execute and deliver the Transaction Documents and perform its obligations thereunder and the conditions thereof in accordance with their terms.

     I am member of the bar of the Commonwealth of Massachusetts and I express no opinion as to any matters insofar as any laws other than the laws of the Commonwealth of Massachusetts may apply. This opinion is given subject further to the qualification that enforcement of the Transaction Documents may be affected by events or changes in the law of the Commonwealth of Massachusetts occurring after the date of this opinion, and I disclaim any obligation to advise you of any such events or changes in the law which might affect any matters or opinions set forth herein.

Milton Park Limited
November 2, 1998
Page 2


     Based upon the foregoing, and subject the qualifications and exceptions herein contained, I am of the opinion that:

1. The Company is a corporation duly organized and existing, under the laws of the Commonwealth of Massachusetts and has the corporate power to carry on its business as it is now being conducted and to own its property and other assets.

2. The Company has the corporate power and legal capacity to enter into, execute and deliver the Transaction Documents and to perform all its obligations under the Transaction Documents.

3. The execution and delivery of the Transaction Documents by the Company has been duly authorized by all necessary corporate action of the Company.

4. Execution of the Transaction Documents by Richard H. Aldrich, Senior Vice President and Chief Business Officer of the Company, on behalf of the Company, will constitute and operate as due execution thereof.

5. When the Transaction Documents are duly executed and delivered by the Company, they will be legally binding and enforceable against the Company in the Commonwealth of Massachusetts in accordance with their terms, subject to the qualifications in paragraph 14 below. The performance by the Company of its obligations under the Transaction Documents will not result in the creation or imposition of any lien, charge, security or encumbrance upon any of its assets or properties under the law of the Commonwealth of Massachusetts.

6. The execution, delivery of the Transaction Documents by the Company and performance of the Company's obligations thereunder will not result in any breach of or default under any provisions of Massachusetts law or under any decree of any Massachusetts governmental authority, agency or court or, to my actual knowledge, under any instrument or under any deed or contract to which the Company is a party at the date hereof or which at the date hereof binds any of the Company's property or other assets.

7. No taxes of the Commonwealth of Massachusetts are imposed by withholding or otherwise on any payment which may become due from the Company under the Transaction Documents.

8. Every consent, authorization, license or approval of, or registration with or declaration to, any governmental or public bodies or authorities or courts required by the Company in connection with the execution, delivery, validity, admissibility in evidence or, subject to the qualifications set forth in paragraph 14 below, the enforceability of the Transaction Documents or the performance by the Company of its obligations under the Transaction Documents including (without limitation) all payments which may become due from the Company in accordance with the provisions of the Transaction Documents have been obtained or made and are in full force and effect.

Milton Park Limited
November 2, 1998
Page 3


9. Neither the Company, nor any of its assets, is entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding.


10. It is not necessary to ensure the legality, validity, admissibility in evidence or, subject to the qualifications set forth in paragraph 14 below, enforceability of the Transaction Documents that it or any other instrument be notarized, filed, recorded, registered or enrolled in any court, public office or elsewhere in the Commonwealth of Massachusetts or that any stamp, registration or similar tax or charge be paid in the Commonwealth of Massachusetts on or in relation to the Transaction Documents.

11. The Company has the legal capacity to contract to be bound by the choice of English law in the Transaction Documents and to submit irrevocably to the jurisdiction of the English Courts under the terms of the Lease, and such a choice of law and submission to jurisdiction and the irrevocable agreement by the Company to accept service of process by leaving documents at the registered office of the Tenant will be recognized as valid under the law of the Commonwealth of Massachusetts.

12. Any final judgment against the Company for a sum of money or order for specific performance of the Company's obligations under the Transaction Documents issued by a court of the Commonwealth of Massachusetts will be enforceable against the Company under the law of the Commonwealth of Massachusetts, subject to the qualifications set forth in paragraph 14 below.

13. At the date of this letter, to my actual knowledge, without having made any search or investigation of the records of any court, governmental agency or other body, no litigation, arbitration or other legal proceedings have been commenced before and no judgment or award has been given or made by any court, tribunal or government agency involving the Company which would (if adversely determined) be likely to have a materially adverse effect on the Company's ability to observe and perform its obligations under the Transaction Documents or which in any way disputes or calls into question the power or authority of the Company to enter into and perform any such obligations.

14. My opinions in paragraphs 5, 8, 10 and 12 with regard to the enforceability of the Transaction Documents are subject to the qualifications that such enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting the rights or remedies of creditors generally which may be in effect from time to time, (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law) (iii) duties and standards imposed on creditors and parties to contracts, from time to time, including, without limitation, requirements of good faith, reasonableness, fair dealing and diligence, and (iv) and by equitable principles of general application (regardless of whether such equitable principles are considered in an action at law or in equity), including concepts of materiality, and by possible limitations on certain remedial provisions contained therein. The aforesaid opinions as to enforceability of the Transaction Documents are also subject to the qualification that certain provisions contained in the Transaction Documents may not be enforceable, but (subject to the limitations set forth in the

Milton Park Limited
November 2, 1998
Page 4




     foregoing clauses (i) and (ii)) such unenforceability will not render the Transaction Documents invalid as a whole or substantially interfere with realization of the principal benefits provided thereby. Further, I express no opinion as to the validity or enforceability of any provision in the Transaction Documents (i) relating to the rights of the Landlord to collect any payment which is in the nature of or could be construed to be a penalty, (ii) that may be deemed or construed to waive any constitutional or statutory right of the Company that may not lawfully be waived, (iii) relating to submission by the Borrower to the jurisdiction of English courts to the extent that a court has discretion to assume or decline such jurisdiction, (iv) relating to the severability of any provision of the Transaction Documents, (v) purporting to relieve parties of the consequences of their own negligence or misconduct, or (vi) granting indemnity to the extent that public policy considerations or court decisions may limit the rights of Landlord to obtain indemnification.

     This opinion is given solely in relation to the matters referred to herein and for your benefit and for the benefit or your successors in title and assigns to the Premises referred to in the Transaction Documents. It may not be quoted, passed to or relied upon by any other person or for any other purpose.

                                      Very truly yours,

                                      /s/Sarah P. Cecil
                                      -------------------
                                      Sarah P. Cecil
                                      Corporate Attorney

 Vertex Pharmaceuticals (Europe)                Milton Park Limited
 Ltd                                            Corinthian Court, 80 Milton Park
 5 Cheapside Court                              Abingdon, Oxfordshire OX14 4RY
 Buckhurst Road
 Ascot Berks SL5 7RF
                                                Telephone (01235)865555
                                                Fax (01235) 865560
                                                www.miltonpark.co.uk
 Dear Sirs
                                                               4th November 1998

 UNIT 88 MILTON PARK ABINGDON OXFORDSHIRE ("THE PROPERTY")

We are writing to approve in principle your proposed works at the Property as set out on the attached specification and drawings. Our approval is in principle only at this stage and final approval to your works will only be given by way of our formal Licence for Alterations. The following terms must be complied with.

1. Prior to any work commencing at the Property, detailed plans and specification of your final proposal for your works are supplied to us and we have given our approval, which is not to be unreasonably withheld or delayed, to such proposals.

2. Prior to any work commencing at the Property, a formal Licence for the carrying out of the works is entered into by you and by Vertex Pharmaceuticals Incorporated in such form as we shall reasonably require.

3. You will not commence the carrying out of the works. until you have received all necessary planning and other necessary consents, and that all works shall comply with building regulations and all other appropriate regulations or codes of practice.

4.   You will give prior notice to us of the date of commencement of your works.

5. If commenced the works shall be carried out to a professional standard with good quality materials and to our reasonable satisfaction.

6. Any variation to the proposed works shall require our prior consent which shall not be unreasonably withheld or delayed.

7. The work and all associated contractors vehicles, plant, materials and personnel shall not interfere with or cause nuisance to any neighbouring property or occupier.

8. Notwithstanding the provisions and without prejudice to the Agreement for Lease and Lease due to be entered into between us, that any damage caused to property owned by Milton Park Limited (including hard and soft landscaping areas) in carrying out the works shall be made good as soon as is practicable after such damage is caused.

9. Where practicable, all contractors vehicles, plant and materials shall be located in the car park area to the north of the Property.

10.  [????????] to be entered into between us.

11. That a full height (ground floor slab to underside of first floor concrete plank) high density block wall (or similar) shall be built along the line of the cladding panels and glazing panels in the area marked "Animal Cage Room" on the plan attached, and adequately tied into the structure of the Property so as to provide additional security against a break in to this part of the Property.

Please acknowledge receipt of this letter by signing and returned the enclosed duplicate.

 Yours faithfully

/s/
---------------------------------
FOR AND ON BEHALF OF MILTON PARK LTD




---------------------------------
signed by Vertex Pharmaceuticals (Europe) Ltd in acceptance of the terms of this letter.

                                    [CHART]

                                    [CHART]

 GENERAL SPACE ALLOCATION (24,000 sf )

 60-70% Laboratories
 20-25% Offices
 10-15% Other

 LABORATORY REQUIREMENTS

 CHEMISTRY LABORATORY (3000 sf)

 100% outside fresh air system with no recirculation
 72-80 lnft of bench space with reagent shelves above and base cabinets below Bench tops to be made of epoxy resin or chemical resistant material
 3-4 stainless steel sinks in each lab
 Fume cupboards to be 2 m wide at face with face velocities of 75-100 lfpm with sufficient make-up air systems to support this operation. 24 fume cupboards total.
 40 lnft of bench space along walls or other areas for HPLC's and similar equipment
 Central (house) nitrogen line on each hood and bench
 Central (house) nitrogen line on each equipment bench
 Compressed air to each module, with drops at equipment benches
 Central vacuum to each bench/hood
 Deionized water outlet at each sink
 Electrical requirements: approx 240-260 amps per lab with 2 circuits/bench,
         2 circuits/fume cupboard, 8 general circuits per room
 Eye-wash safety shower combination unit

 CHEMICAL & SOLVENT STORAGE ROOM (500 sf)

 100% exhaust
 Non-flammable chemicals to be stored via compatibility class in cabinets and shelves
 Localized extraction system for stored chemicals
 Flammable chemicals to be stored in flammable storage cabinet that meet local fire codes

  THESE REQUIREMENT DESCRIPTIONS AND SPECIFICATIONS ARE PRELIMINARY AND NOT ALL INCLUSIVE OF THE FINAL DESIGN SPECIFICATIONS TO BE INCLUDED IN VERTEX FIT-OUT OF 88 MILTON PARK. THIS DOCUMENT IS INTENDED FOR CONCEPTUAL REVIEW AND APPROVAL FROM MILTON PARK LIMITED IN ORDER FOR VERTEX TO OBTAIN APPROVAL TO PROCEED WITH, GENERAL FIT-OUT PLAN OF 88 MILTON PARK.

 BIOLOGY LABORATORY (3000 sf)

         Air supply 70% exhaust/30% recirculated
         120 lnft bench space (epoxy) per lab with reagent shelves above and base cabinets below
         1-2 chemical fume cupboards, galvanized ductwork. Fume hood 1-2m wide at face with face velocity of 80-90 lf pm
         Central (house) nitrogen line (high pressure) on each equipment bench Deionized water outlet in each sink
         Electrical requirements: 2 circuits/bench, 1 circuit/fume cupboard,
                  4-208/30/30a circuits, 6-8 general circuits throughout
         3-4 stainless steel sinks
         Eye wash safety shower combination unit

 COMMON EQUIPMENT SPACE (2000 sf)

         Up to 70% recirculated air

         80 lnft bench space with base cabinets and reagent shelves

         Special electrical requirements based on equipment
                          - 208 v 20 amp circuits
                          - 208 v 30 amp circuits
                          - 110 dedicated circuits (amperage varying from 20-60)

         Emergency power outlets on each bank of outlets, if available

         Approximately 30-35% of space for common equipment. Number of outlets, emergency circuits, other needs to be determined. Equipment includes freezers, refrigerators, centrifuges, shakers, spectrophotometers, scintillation counters, gamma counters, lyophilizers.

 COLD ROOM (150 sf)

         Approximate size 12' x 12'
         1 or 2 walk-in cold rooms, prefabricated unit with condensers independent of main building system.
         +4(degree)C cold room
         House Nitrogen hook-up (100PSI)
         10 lnft of bench space
         02 level alarm




  THESE REQUIREMENT DESCRIPTIONS AND SPECIFICATIONS ARE PRELIMINARY AND NOT ALL INCLUSIVE OF THE FINAL DESIGN SPECIFICATIONS TO BE INCLUDED IN VERTEX FIT-OUT OF 88 MILTON PARK. THIS DOCUMENT IS INTENDED FOR CONCEPTUAL REVIEW AND APPROVAL FROM MILTON PARK LIMITED IN ORDER FOR VERTEX TO OBTAIN APPROVAL TO PROCEED WITH GENERAL FIT-OUT PLAN OF 88 MILTON PARK.

 ANIMAL PHARMACOLOGY LAB (3000 sf)



 ANIMAL ROOM

         100% exhaust with humidity controlled to 45 to 58%
         Climate controlled room to be maintained between 68%--72 (degree) F, with failure alarm
         Sheet vinyl flooring with coved edges, sealed on all ends for all associated rooms.
         Diurnal light cycle timer
         Separate exhaust system, with emergency power, to provide 50 lfpm for each animal housing unit, with loss of ventilation alarm 10-12 animal cage housing units with 100 cfm exhaust per unit (1800 cfm total)
         Task lighting for benches to be used during dark cycles
         Two surgery rooms to be physically isolated from main room with bench top and sink with foot-controlled system. Counter to be 10-15 lnft.
         Cage wash area to have stainless counter and sink, with small cage washing machine.
         Supply storage room (150 sf)
         Deionized water to be made available for washer. Outlet at sink also. Smaller "dirty animal cage room for isolation work, size as noted on plans.
         All areas to be in compliance with Home Office requirements

 PHARMACOLOGY LAB

         Similar in design and specification to Biology Lab

 DARKROOM (200 sf)

         Sheet vinyl flooring, sealed on ends
         Spiral door 36" diameter, removable
         110 dedicated circuit 20 amp
         Developer hard piped to drain, with back flow preventer and chemical recovery (Hg) unit
         Wall to have pass-through for film developer
         Safe-light for darkroom use
         Stainless steel sink 3 foot, separate drain from developer
         Safebin storage for films
         12 lnft bench acid resistant, w/base cabinets and reagent shelves Paint to be non-glare and dark to avoid light reflection.
         Low bench (30"D x 4'W x 29"H ) for Land Camera (Polaroid MP-4)

 RADIOISOTOPE LAB (400 sf)

         Dedicated 100% exhaust fume cupboard (-1m) with charcoal filter unit
                  (75-90 lfpm)
         Dedicated electrical outlets (20 amp circuit) for fume cupboard Refrigerator and freezer (under counter) with emergency power Emergency power for fume cupboard
         20 lnft bench with stainless steel top
         Three (3) foot stainless steel sink, w/deionized water
         110 v 20 amp dedicated outlets

  THESE REQUIREMENT DESCRIPTIONS AND SPECIFICATIONS ARE PRELIMINARY AND NOT ALL INCLUSIVE OF THE FINAL DESIGN SPECIFICATIONS TO BE INCLUDED IN VERTEX FIT-OUT
 OF 88 MILTON PARK. THIS DOCUMENT IS INTENDED FOR CONCEPTUAL REVIEW AND APPROVAL FROM MILTON PARK LIMITED IN ORDER FOR VERTEX TO OBTAIN APPROVAL TO PROCEED WITH
                     GENERAL FIT-OUT PLAN OF 88 MILTON PARK.

 SPECIALIZED INSTRUMENT ROOMS

 NMR Suite

         NMR Room/Suite specifications to be determined pending choice of equipment and requirements for magnetic field.

 PROTEIN NMR 400

         Space requirements (25' x2O')
         2-110 V dedicated outlet
         208V/30/20 amp circuit
         Nitrogen (high pressure 50-90 psi)
         Vibration platform
         12 foot ceiling clearance

COMPUTER MODELING

         Standard office space, approx 500 sf, for graphics computers. Final specifications TBD pending choice of equipment

 CRYSTALLOGRAPHY LAB

         Space requirements (500 sf)
         Generator 208 V, 30 amp single phase
         Rotating Anode 208 V, 50 amp three phase & 115 V, 15A, single phase Cold water (40 psi)
         Auxiliary space for chiller and pumps.
         Reinforced floor 100-150 lbs/sf
         Task lighting over each generator
         Helium line (1/2" line)
         House nitrogen line
         Liquid nitrogen insulated lines from central bulk tank

 THESE REQUIREMENT DESCRIPTIONS AND SPECIFICATIONS ARE PRELIMINARY AND NOT ALL INCLUSIVE OF THE FINAL DESIGN SPECIFICATIONS TO BE INCLUDED IN VERTEX FIT-OUT OF 88 MILTON PARK. THIS DOCUMENT IS INTENDED FOR CONCEPTUAL REVIEW AND APPROVAL FROM MILTON PARK LIMITED IN ORDER FOR VERTEX TO OBTAIN APPROVAL TO PROCEED WITH GENERAL FIT-OUT PLAN OF 88 MILTON PARK.

CENTRAL STORAGE AND SATELLITE STORAGE

 CENTRAL STOCKROOM/STORAGE AREA

         All general lab supplies and other small laboratory items

 HAZARDOUS WASTE ROOM

         Specifications and final contents to be determined

 RADIOACTIVE WASTE STORAGE ROOM

         Specifications to be determined per review of guidelines

 CENTRAL GAS CYLINDERS STORAGE AREA

         Gas cylinder racks
         Centralized C02 gas manifold

 BULK NITROGEN STORAGE AREA

         400-600 gallon liquid nitrogen storage tank located in enclosed area outside loading dock

  THESE REQUIREMENT DESCRIPTIONS AND SPECIFICATIONS ARE PRELIMINARY AND NOT ALL INCLUSIVE OF THE FINAL DESIGN SPECIFICATIONS TO BE INCLUDED IN VERTEX FIT-OUT
 OF 88 MILTON PARK. THIS DOCUMENT IS INTENDED FOR CONCEPTUAL REVIEW AND APPROVAL FROM MILTON PARK LIMITED IN ORDER FOR VERTEX TO OBTAIN APPROVAL TO PROCEED WITH
                     GENERAL FIT-OUT PLAN OF 88 MILTON PARK.

 CENTRAL FACILITIES

         MECHANICAL ROOM / PLANT SPACE


         House vacuum delivered to all laboratories 22 to 28 in/Hg capacity, TBD Deionized water system with regeneration tanks, etc. Capacity TBD
                  Outlets at all laboratory sinks, glasswash sinks, glass washers, equipment room sinks, isotope room, darkroom, and specialty equipment rooms where needed.
         Central fire system
         Electrical requirements (estimated) (19-28 watts/sf)
                  2-3 watts/sf in labs
                  1-2 watts/sf in offices
                  10-15 watts/sf for lab and lab support power. Could be higher based on specialized equipment rooms requirements.
                  6-8 watts/sf for HVAC
                  Connected Load vs. Demand Load to be determined

         Primary electrical supply upwards of 750-1000 kVA
         Chillers for building air conditioning (size TBD)
         Cooling towers as required
         Distribution system for helium to crystallography and to analytical laboratories
         Distribution system for C02 to tissue culture/immunology laboratories Connection to existing Bulk nitrogen tank for central nitrogen distribution system to all laboratories.
         Stand-by generator to be sized appropriately (possibly located near new substation)
         UPS for NMR and computer equipment, sized for 100 amps for 5 minutes Air compressor size TBD
         Hot water boilers
         Hot water system, size TBD
         Central building security system
         Central telecommunications distribution room

  THESE REQUIREMENT DESCRIPTIONS AND SPECIFICATIONS ARE PRELIMINARY AND NOT ALL INCLUSIVE OF THE FINAL DESIGN SPECIFICATIONS TO BE INCLUDED IN VERTEX FIT-OUT
 OF 88 MILTON PARK. THIS DOCUMENT IS INTENDED FOR CONCEPTUAL REVIEW AND APPROVAL FROM MILTON PARK LIMITED IN ORDER FOR VERTEX TO OBTAIN APPROVAL TO PROCEED WITH
                     GENERAL FIT-OUT PLAN OF 88 MILTON PARK.

 ADMINISTRATIVE OFFICES

         Offices for administrative functions in Research and Business
         Development

         Administration support area to be open cubicle arrangement

                  File Storage Room
                  Copier Room
                  Telecommunications Room
                  Mail Room

         Conference Rooms as space allows, throughout laboratory and offices spaces

 LABORATORY OFFICES AND WORK SPACES

 R & D WORK SPACE

         Staff Scientist space as offices where it can be accommodated Multi-discipline partition area for remaining staff
         General interaction areas throughout as allowed

 GENERAL SPACE

 LECTURE HALL (FIRST FLOOR OF OFFICE SPACE)

         Capable of accommodating 50-80 people
         Projection room as required
         Room darkening system to eliminate window light as determined

 LUNCH ROOM

         Space with small kitchen for 20-30 people
         No food service option, but small food prep area for employees

 RECEPTION

         Main entrance for employees and frequent visitors on ground floor Reception located on first floor adjacent to core area
         Main security entrance

 EMPLOYEE ENTRANCE

         Back of building near rear core
         Card access or other secured access system

 THESE REQUIREMENT DESCRIPTIONS AND SPECIFICATIONS ARE PRELIMINARY AND NOT ALL INCLUSIVE OF THE FINAL DESIGN SPECIFICATIONS TO BE INCLUDED IN VERTEX FIT-OUT OF
  88 MILTON PARK. THIS DOCUMENT IS INTENDED FOR CONCEPTUAL REVIEW AND APPROVAL FROM MILTON PARK LIMITED IN ORDER FOR VERTEX TO OBTAIN APPROVAL TO PROCEED WITH
                     GENERAL FIT-OUT PLAN OF 88 MILTON PARK.

 VALE OF WHITE HORSE
 Planning & Engineering Department

 BUILDING REGULATIONS

 BUILDING ACT 1984                   Building Regulation Number: 98/0010 l/OTHN1

 NOTICE OF PASSING OF BUILDING PLANS

 APPLICANT:       MILTON PARK LTD
                  C/O GLANVILLE AND ASSOCIATES
                  CORINTHIAN COURT
                  80 MILTON PARK
                  ABINGDON OX14 4RY


 PROPOSAL:        ERECTION OF THREE NEW UNITS 86,87 AND 88


 LOCATION:        SITE OF
                  88 MILTON PARK
                  MILTON
                  ABINGDON
                  OXON
                  OX14 4RY

Plans were deposited with this Local Authority on the 24.03.1998 as in accordance with the Building Regulation 1991 Regulation 11 (1) (b) under plan reference number.

Notice is hereby given pursuant to the Building I Act 1984 Section 16 that the said plans were passed on



 Date: 11.09.1998                          /s/
                                           ------------------------------------
                                           Chief Planning & Engineering Officer

If the proposed work is not commenced within 3 years of the deposit of the plans, the council may give notice that the said plans shall no longer have effect, in accordance with the Building Act 1984 Section 32.

Notice is required of commencement and other appropriate stages of work.

This Notice is valid only for the purposes of the Building Regulations 1991 and does not constitute an approval for any other Statutory requirement whatsoever.

Proposed work within the meaning of Town and Country Planning Acts for which express planning permission is necessary, may not proceed until such permission is obtained

        NOTICE OF COMMENCE AND COMPLETION OF CERTAIN STAGES OF WORK

 14.(1) A person who proposes to carry out building work shall not commence that work unless. (a) he has given the local authority notice that he intends to commence work; and (b) at least two days have elapsed since the end of the day on which he gave the notice.

(2)       A person carrying out building work shall not.

 (a) cover up any excavation for a foundation, any damp-proof course or any concrete or other material laid over a site; or

 (b) cover up in any way drain or sewer to which these regulations apply, unless he has given the local authority notice that he intends to commence that work, and at least one day has elapsed since the end of the day on which he gave the notice.

 (3) A person who has laid, haunched or covered any drain or sewer in respect of which part H of the schedule 1 (drainage and waste disposal) imposes a requirement shall give notice to that effect to the local authority not more than five days after the completion of the work.

 (4) A person carrying out building work shall, not more than five days after that work has been completed, give the local authority, notice to that effect.

 (5) Where a building is being erected, and that building (or any part of it) is to be occupied before completion, the person carrying out that work shall give the local authority at least five days notice before the building or any part of it is occupied.

 (6) Where a person fails to comply with paragraphs (1) to (3), he shall comply within a reasonable time with any notice given by local authority requiring him to cut into, lay open or pull down so much of the work as prevents them from ascertaining whether these regulations have been complied with.

 (7) If the local authority have given notice specifying the manner in which any work contravenes the requirements in these Regulations, a person who has carried out any further work to secure compliance with these regulations shall within a reasonable time after completion of such further work give notice to the local authority of its completion.

 (8) In this regulation "day" means any period of 24 hours commencing at midnight and excludes any Saturday, Sunday, Bank holiday or public holiday.

 VALE OF WHITE HORSE

 PLANNING & ENGINEERING DEPARTMENT

 TOWN AND COUNTRY PLANNING ACT 1990

 NOTICE OF PERMISSION

 To:         Lansdown Estates Group Ltd
             c/o Granville Projects
             80 Milton Park
             Abingdon Oxon OX14 4RY

 Application No:           MIL/59/122

 Proposal:           Demolition of 88 Milton Park, and erection of proposed
                     B1/or B8 development.

 Address:            88 Milton Park
                     Milton
                     Abingdon
                     Oxon
                     OX14 4RY

 DATE OF DECISION:   14th April 1997

 The Vale of White Horse District Council, in pursuance of powers under the Above Act, hereby PERMIT the above development to be carried out in accordance with the application and accompanying plans submitted by you, subject to compliance with the conditions specified hereunder.

 1. THE DEVELOPMENT TO WHICH THIS PERMISSION RELATES SHALL BE BEGUN WITHIN A PERIOD OF FIVE YEARS FROM THE DATE OF THIS PERMISSION.

 2. THE DEVELOPMENT SHALL BE LANDSCAPED IN ACCORDANCE WITH A SCHEME WHICH SHALL BE SUBMITTED TO AND APPROVED IN WRITING BY THE DISTRICT PLANNING AUTHORITY BEFORE THE DEVELOPMENT COMMENCES AND SHALL ENSURE:

                  a) THE RETENTION OF SELECTED EXISTING TREES AND SHRUBS ON THE SITE;

                  b) THE PROTECTION OF THE SELECTED EXISTING TREES AND SHRUBS ON THE SITE DURING THE DEVELOPMENT OF THE SITE;


                  c) THE CARRYING OUT OF ANY EARTH MOVING OPERATIONS CONCURRENTLY WITH THE CARRYING OUT OF THE BUILDING AND OTHER WORKS;

                  d) COMPLETION OF THE SCHEME DURING THE PLANTING SEASON NEXT FOLLOWING THE COMPLETION OF THE BUILDING(S), OR SUCH OTHER DATE AS MAY BE AGREED IN WRITING WITH THE DISTRICT PLANNING AUTHORITY;


 [GRAPHIC OMITTED]

                  E) THE MAINTENANCE OF THE LANDSCAPED AREAS FOR A PERIOD OF FIVE YEARS OR UNTIL ESTABLISHED, WHICHEVER MAY BE LONGER. ANY TREES OR SHRUBS REMOVED, OR WHICH IN THE OPINION OF THE DISTRICT PLANNING AUTHORITY, ARE DYING, BEING SEVERELY DAMAGED OR BECOMING
                         SERIOUSLY DISEASED WITHIN FIVE YEARS OF
                         PLANTING, SHALL BE REPLACED BY TREES OR
                         SHRUBS OF SIMILAR SIZE AND SPECIES TO THOSE
                         ORIGINALLY REQUIRED TO BE PLANTED.

 3. PRIOR TO THE FIRST USE OF ANY BUILDING, THE CAR PARKING AREA SHOWN ON THE APPROVED PLAN REFERENCE (406/002E) SHALL BE CONSTRUCTED, DRAINED, LAID AND MARKED OUT IN ACCORDANCE WITH THE SPECIFICATION OF OXFORDSHIRE COUNTY COUNCIL FOR SUCH WORKS. THEREAFTER THE AREA SHALL BE KEPT PERMANENTLY FREE
                  OF ANY OBSTRUCTION TO SUCH USE.

                  The reasons for the Council's decision to grant permission for the development subject to compliance with the conditions hereinbefore specified are:

 1. TO COMPLY WITH THE REQUIREMENTS OF SECTION 91 OF THE TOWN & COUNTRY PLANNING ACT, 1990.

 2. TO ENSURE THE IMPLEMENTS OF A SATISFACTORY SCHEME OF LANDSCAPING WHICH WILL IN DUE COURSE IMPROVE THE ENVIRONMENTAL QUALITY OF THE DEVELOPMENT AND SOFTEN ITS IMPACT ON THE AREA.

 3.               IN THE INTEREST OF HIGHWAY SAFETY




                  /S/
                  ------------------------------------------
                  Chief Planning and Engineering officer

                               [GRAPHIC OMMITTED]

                        MILTON PARK SUMMARY OF INSURANCE
                            GUARDIAN POLICY 5OU009645
                            PERIOD 1.10.98 TO 30.9.99


 GENERAL NOTE

 The policy operates following insured damage to "buildings" where responsibility for repair/reinstatement rests solely with Milton Park Limited

 INSURED

 Milton Park Limited

 PROPERTY INSURED

 BUILDINGS, INCLUDING:
 -Landlords Fixtures and Fittings

 -Small outside buildings extensions annexes gangways loading bays service area yards car parks roads pavements walls gates fences street furniture and landscaping

 -Professional Fees

 -Debris removal costs

 -Services - mains, cabling drains etc, and accessories, extending to the perimeter of the premises or to the public mains

 -Metered water

 LOSS RENT - 3 YEARS, INCLUDING:

 -Rent Receivable

 -Monies payable for accommodation and services

 -Automatic cover for rent increases during insurance year

 INSURED DAMAGE

         Fire

         Lightning

         Explosion

         Aircraft

         Riot & Civil Commotion

         Malicious Damage

         Earthquake or Subterranean Fire

         Storm, Tempest or Flood, EXCLUDING
                  damage by frost
                  damage to fences, gates and moveable property in the open

         Burst Pipes

         Impact

         Sprinkler Installation Leakage

         Theft (other than normally insurable under tenants policies)

         Subsidence, landslip or heave, EXCLUDING normal settlement or bedding down of new structures settlement or movement of made-up ground coastal or river erosion damage occurring, whilst the property is in course of erection or undergoing demolition,structural alteration or repair
                  damage attributable solely to change in water table level

         Accidental Damage, EXCLUDING
                  breakage of plate glass in shop fronts
                  faulty or defective design materials
                  inherent vice or latent defect
                  gradual deterioration or wear and tear
                  faulty or defective workmanship
                  corrosion, rust wet rot, dry rot, vermin, diseases, marring or scratching joint leakage or failure of welds
                  cracking, fracturing collapse or overheating of boilers
                      economisers and similar plant
                  mechanical or electrical breakdown or derangement pollution or contamination disappearance or unexplained loss collapse or cracking

         Terrorism

                  Limited cover (pound)100,000 available under Sun Alliance policy.

                  Full cover placed with Pool Reinsurance Co. Limited at an additional premium

 POLICY EXCESS (Buildings cover only)



 1.               Malicious Damage, Storm, Tempest, Flood, Burst Pipes,
                  Accidental Damage                                             (pound)100

 2.               Vacant Properties - Damage as in 2 and Theft                  (pound)250

 3.               Impact by vehicles owned by or under control
                  of insured                                                    (pound)100

 4.               All other Damage                                                     NIL


MAIN POLICY CLAUSES


Average                       -     requirement to insure for full value

Reinstatement                 -     basis of cover is cost of reinstating
                                    damage

Day One Basis                 -     reinstatement cost of buildings assessed at
                                    each annual renewal of policy ("Declared
                                    Value")--policy sum insured extends to 150% of Declared Value to cover inflation

Non-Invalidation              -     policy cover not prejudiced by increase in
                                    risk occurring without authority or
                                    knowledge of Insured (i.e. tenants actions)

Other Interests               -     automatically noted (where required)

Public Authorities            -     additional cost of reinstatement included to
                                    comply with building regulations

Workmen                       -     policy not prejudiced by routine works
                                    being carried out to buildings

Unoccupancy                   -     Insurer requires notice of a building being
                                    unoccupied for more than three months
                                    (satisfied by quarterly declaration to
                                    insurer)

Subrogation Waiver            -     Insurer agrees to waive these rights
                                    against legitimate occupier

Extinguishment Expenses       -     costs legitimately incurred in fire
                                    fighting (e.g. recharging fire
                                    extinguishers)

Theft of Keys                 -     expenses incurred to replace locks etc.

Prevention Of Access
(Rent Cover)                  -     Interruption of use following Damage at
                                    nearby property

General Exclusions            -     Nuclear risk, Sonic Bank, War

                               MILTON PARK,LIMITED

                          INSURANCE 1.10.98 TO 30.9.99

 TENANT                     Vertex Pharmaceuticals (Europe) Limited

 PROPERTY                   MILTON PARK - UNIT 88

 INSURER                    Guardian Insurance Ltd.

 POLICY NO.                 917F632007

 SCOPE OF COVER             Commercial "All Risks"
                            (Physical Loss or Damage)

 POLICY EXCESSES            Fire, Aircraft, Explosion, Earthquake,
                            Riot & Civil Commotion, Impact and Terrorism                                   Nil Excess

                            Subsidence, Landslip or Heave                                                  (pound)1,000 Excess

                            All Other Losses (e.g. Malicious Damage,
                            Storm, Flood and Burst Pipes)                                                  (pound)100 Excess

 RENEWAL DATE               30th September 1999

 INSURED VALUE              Building - (pound)TBA

                            Loss Rent -(pound)300,000 p.a.                 (Period Covered - 3 years)



 The building value represents the cost of rebuilding as at 1st October 1997 and is inclusive of professional fees and site clearance costs. The policy cover is placed with the benefit of the Day One Basis inflation protection scheme providing for increased building costs that may be encountered during a period of reinstatement.


 PREMIUM RATE                           Inclusive of                       (pound) TBA Terrorism deposit



 Insurance Premium Tax at the current rate is included




 PREMIUM (pound) TBA

 NB: In the event of an incident occurring which may give rise to a claim under these insurance arrangements it is imperative that immediate notification be made by telephone to the Estate Office on 01235 865555. Full written details of the incident together with repair estimates should follow as soon as practicable thereafter.

 Arlington Business Park                           Tel+44 (0) 1734 642000
 Theale                                            Fax+44 (0) 1734 642287
 Reading, RG7 4SD                                  DX 4053 Reading 1
 United Kingdom


 The Directors
 Lansdown Estates Group Limited
 Corinthian Court
 80 Milton Park
 Abingdon
 OXON
 OX 14 4RY

 15 November 1996

 Dear Sirs


 ACCOUNTANTS REPORT TO LANSDOWN ESTATES GROUP LIMITED (THE COMPANY) ON THE STATEMENT OF SERVICE CHARGES FOR MILTON PARK, ABINGDON

 In accordance with the terms of engagement with the company in respect of the above named property, we have examined the attached Statement of Service Charges prepared by the company for the year ended 30 September 1996. In our opinion, the Statement is in agreement with the books and records in respect of the above named property maintained by the company.

 Yours faithfully



 KPMG
 CHARTERED ACCOUNTANTS

                           LANSDOWN ESTATES GROUP LTD

                    EXPENDITURE RELATING TO TENANTS' SERVICES
                      FOR THE YEAR ENDED 30 SEPTEMBER 1996

                                                Financed from Monies       Financed from the         Total Expenditures
                                               collected in the year        the Sinking Fund


                                                       (pound)                 (pound)                     (pound)
 Estate Road                                          197,382                  22,573                     219,955

 Drainage                                             139,776                  39,465                     179,241

 Electrical                                            83,840                   7,160                      91,000

 Landscaping                                          105,815                  24,489                      130,304

 Telecom - Ducting                                      2,965                                                2,965

 Security                                              50,770                  47,737                       98,507

 Estate Staff                                          94,727                                               94,727

 Estate Premises - Rent and Rates                      10,949                                               10,949

 Estate Premises - Office Costs                        18,589                                               18,589

 Estate Vehicles and Equipment - Running Costs          1,143                                                1,143

 Estate Vehicles and Equipment - Depreciation          11,033                                               11,033

 Insurance                                             16,896                                               16,896
                                                      --------               -------                        ------
                                                      733,885                141,424                       875,309

 Management Fee                                        73,388                                               73,388
                                                      ---------              --------                      -------
                                                      807,273                 141,424                      948,697

                                                      ---------              ---------                     -------
                                                      ---------              ---------                     -------



 Accounting Policy


 The above record of expenditure is derived from the accounting records of the company and the expenditure is allocated in accordance with the accruals concept as required by standard accounting practice.

                         LANDSDOWN ESTATES GROUP LIMITED

                    EXPENDITURE RELATING TO TENANTS' SERVICES
                      FOR THE YEAR ENDED 30 SEPTEMBER 1995


                                                                (pound)
(1)      Estate Road                                            190,438

(2)      Drainage                                               166,466

(3)      Electrical                                              82,969

(4)      Landscaping                                            136,912

(5)      Telecom-Ducting                                          2,965

(6)      Security                                                85,396

(7)      Estate Staff                                            99,449

(8)      Estate Premises - Rent and Rates                        11,691

(9)      Estate Premises - Office Costs                          33,516

(10)     Estate Vehicles and Equipment - Running Cost             1,826

(11)     Estate Vehicles and Equipment - Depreciation            12,123

(12)     INSURANCE                                               25,328
                                                                -------

                                                                849,079

 MANAGEMENT FEE                                                  84,907

 TOTAL                                                          933,986



 ACCOUNTING POLICY

 The above record of expenditure is derived from the accounting records of the company and the expenditure is allocated in accordance with the accruals concept as required by standard accounting practice.

 Arlington Business Park                           Tel+44 (0) 118 964 2000
 Theale                                            Fax+44 (0) 118 964 2222
 Reading, RG7 4SO                                  DX 4053 Reading 1
 United Kingdom


 The Directors
 Lansdown Estates Group Limited
 Corinthian Court
 80 Milton Park
 Abingdon
 Oxon OX14 4RY

 21 November 1997

 Dear Sirs


 ACCOUNTANTS REPORT TO LANSDOWN ESTATES GROUP LIMITED (THE COMPANY) ON THE STATEMENT OF SERVICE CHARGES FOR MILTON PARK, ABINGDON

 In accordance with our terms of engagement with the company in respect of the above named property, we have examined the attached Statement of Service Charges prepared by the company for the year ended 30 September 1997. In our opinion, the Statement is in agreement with the books and records in respect of the above named property maintained by the company.

 Yours faithfully

 KPMG

                           LANSDOWN ESTATES GROUP LTD

                    EXPENDITURE RELATING TO TENANTS' SERVICES
                      FOR THE YEAR ENDED 30 SEPTEMBER 1997

                                  Financed from the Monies     Financed from the            Total Expenditure
                                   collected in the year         Sinking Fund
                                            pound)                     (pound)                     (pound)

 Estate Road                              187.774                      44.828                     232.602

 Drainage                                 148.225                       9.125                     157.350

 Electrical                                83.272                                                  83,272

 Landscaping                              114.891                      28.984                     143.875

 Telecom - Ducting                          2.964                                                   2,964

 Security                                  55.809                      18.327                      74.136

 Estate Staff                              83.652                                                  83.652

 Estate Premises - Rent and Rates           9.960                                                   9.960

 Estate Premises - Office Costs            17.137                                                  17.137

 Estate Vehicles and
 Equipment - Running Costs                  1.809                                                   1.809

 Estate Vehicles and Equipment
  - Depreciation                            5.586                                                   5.586

 Insurance                                  7.738                                                   7.738
                                          ---------                  ---------                    -------
                                          718.817                     101.264                     820,081

 Management Fee                            71.881                                                  71.881
                                          ---------                  ---------                    -------
                                          790.698   1                 101.264                     891.962
                                          ---------                  ---------                    -------
                                          ---------                  ---------                    -------



 ACCOUNTING POLICY

 The above record of expenditure is derived from the accounting records of the company and the expenditures allocated in accordance with the accruals concept as required by standard accounting practice.

                                                                       Exhibit 3


                           DATED            1998



                          MILTON PARK LIMITED (1)

                                    and

                VERTEX PHARMACEUTICALS (EUROPE) LIMITED (2)

                                    and

                  VERTEX PHARMACEUTICALS INCORPORATED (3)

                                   LEASE

                                    of

                          88 Milton Park Abingdon

                                Oxfordshire

THIS LEASE is made on the Lease Date BETWEEN (1) the Landlord (2) the Tenant and
(3) the Guarantor

                   PARTICULARS DEFINITIONS AND INTERPRETATION

 PARTICULARS

 A.      "Lease Date" is          1998

 B. "Landlord" is MILTON PARK LIMITED whose registered office is at Nations House 103 Wiginore Street London W1H 9AB (Company Registration Number 1772924)

 C. "Tenant"is VERTEX PHARMACEUTICALS (EUROPE) LIMITED whose registered office is at 5 Cheapside Court Buckhurst Road Ascot Berkshire SL5 1RF (Company Registration Number 2907620)

 D. "Guarantor" is VERTEX PHARMACEUTICALS INCORPORATED of 130 Waverly Street Cambridge Massachussets, USA

 E. "Premises" are more particularly described in Part 1 of the schedule to this Lease and shortly known as 88 Milton Park Abingdon Oxfordshire

 F. "Centre" means that part of the Estate to be known as the Forum comprising buildings 86/88 Milton Park shown edged green on Plan 1

 G. "Estate" is the Landlord's estate of which the Premises form part known as Milton Park Abingdon Oxfordshire shown verged red on Plan 2 together with such additional land or excluding such land of lesser area (but including the Premises and the land over which it enjoys rights granted by this Lease) as the Landlord may from time to time specify and together with all buildings fixtures or structures whatsoever from time to time thereon

 H       "Rent Commencement Date" is            1998

 I.      "Term Date" is the usual quarter day next before the Lease Date

 J.      "Term " is 15 years calculated from the Term Date

 K. "Principal Rent" for the period commencing on the Rent Commencement Date and ending immediately before the first Review Date is Three hundred thousand pounds ((pound)300,000.00) per annum and for the period commencing on the first Review Date and thereafter until the next following Review Date is the Review Rent per annum fixed in accordance with clause 6

 L. "Permitted Use" is use within Class B1 or Class B8 of the Schedule to the Town and Country Planning (Use, Classes) Order 1987

 M. "Estate Service Rent" is the fair and proper proportion applicable to the Premises from time to time of the Estate Service Expenditure for any relevant Service Period

 N. "'Centre Service Rent" is the fair and proper proportion applicable to the Premises from time to time of the Centre Services Expenditure for any relevant Service Period

 0. "Provisional Sum" in relation to each Service Period means an amount calculated by the Landlord's managing agents acting as experts and not arbitrators as their reasonable and proper estimate of the likely Estate Service Rent and Centre Service Rent for the relevant Service Period

 P. "Regulations" are the regulations made by the Landlord in its reasonable and proper discretion applicable to the Estate a copy of which in their form current at the date of this Lease has been given to the Tenant

 Q. "Reversionary Obligations" are the covenants declarations and other matters affecting the Premises contained or referred to in the Landlord's freehold reversionary title number BK 102078 as at 20th August 1998

 R.      "Agreement for Lease" means the Agreement dated           1998 between
         the Landlord (1) the Tenant (2) and the Guarantor (3) pursuant to which this Lease is granted

 S       "Defects Period" means the period of the term terminating on

         DEFINITIONS AND INTERPRETATION

 1. The following expressions and those contained in the particulars have the meanings specified

         (a) "Adjoining Premises" means any land or buildings adjoining or near to the Premises and comprised in the Estate

         (b) "Conduits" means pipes sewers drains mains ducts and all other conducting media and ancillary equipment

         (c) "Centre Services" means the provision and carrying out by or on behalf of the Landlord of the services set out in Section A of Part IV of the Schedule hereto

         (d) "Centre Services Expenditure" means all expenditure reasonably incurred by the Landlord or which the Landlord anticipates is likely reasonably to be incurred in providing all or any of the Centre Services and the matters specified in Section B of
                  Part IV of the Schedule including the reasonable and proper cost of employing managing agents (whether or not the Landlord's or employers) and caretakers in relation to the Centre but excluding any expenditure on any part of the Centre for which any other tenant shall be responsible and exclusing also any costs of recovering outstanding sums from any tenant

         (e) "Enactment" means any Act of Parliament and all subordinate legislation made under such Acts

         (f) "Estate Services" means the provision and carrying out by or on behalf of the Landlord of the Services set out in Section A of Part V of the Schedule hereto

         (g) "Estate Service Expenditure" means all expepditure reasonably incurred by the Landlord or which the Landlord anticipates is likely reasonably to be incurred in providing all or any of the Estate Services and the matters specified in Section B of
                  Part V of the Schedule including the reasonable and proper cost of employing managing agents (whether or not the Landlord's own employees) and caretakers in relation to the Estate but excluding any expenditure on any part of the Estate for which any other tenant shall be responsible and excluding also any costs of recovering outstanding sums from any tenant

         (h) "Ineligible Use for Value Added Tax Purposes" means a use by the Tenant of the Premises which has the effect that a supply of the Premises by the Landlord to the Tenant is not a taxable supply notwithstanding that the Landlord may have made an election to waive the exemption from Value Added Tax pursuant to Schedule 10 to the Value Added Tax Act 1994

         (i) "Value Added Tax" means Value Added Tax or any similar tax chargeable instead of or in addition thereto as provided by statute

         (j) "Insurers" means the insurance office or underwriters with whom the Premises are insured

         (k)      "Insured Risks" means:

                  (i) loss damage or destruction whether total or partial caused by fire lightning explosion aircraft and articles dropped therefrom storm flood burst pipes impact riot civil commotion malicious damage and other perils against which the Landlord from time to time reasonably thinks fit to insure except for such exclusions and limitations as may be imposed by the Insurers

                  (ii)     property owners liability; and

                  (iii) loss of three years Principal Rent Estate Service Rent and Service Centre Rent

         (l) "Insurance Rent" means in respect of any period for which the same is required to be calculated an amount equal to the aggregate of the total premium for insuring the Premises and a fair and proper proportion of the cost of insuring the common parts of the Centre against the Insured Risks and the reasonable and proper cost of an annual insurance valuation of the Premises where carried out

         (m) "Interest" means interest during the period from the date on which the relevant payment is due to the date of payment (both before and after any judgement) calculated on a daily basis at the rate of four per centurn (4%) per annurn above the base rate for the time being of Barclays Bank plc or of some other UK clearing bank nominated in writing from time to time by the Landlord

         (n) "Plan 1" and "Plan 2" means the plans so numbered and annexed to this Lease

         (o) "Public Authority" means the Secretary of State and any government department public local or any other competent authority oT-institution and any court of law or any of them or any of their duly authorised officers

         (p)      "Review Date" means the      day of      and every fifth
                  anniversary of that date during the Term

         (q) "Current Rent" means the Principal Rent payable under this Lease immediately before the Review Date

         (r) "Market Rent" means the yearly rent which might reasonably be expected to be payable on a letting of the Premises on the assumption that the same is fit for its intended use and is as described in Part VI of the Schedule hereto at the Review Date in the open market between willing parties with vacant possession without fine or premium for the Term calculated from the Review Date but otherwise on the terms of this Lease (other than the actual amount of Principal Rent but including the same rent review provisions) on the assumptions that all covenants on the part of the Tenant in it have been complied with that the Tenant and any hypothetical lessee and their successors in title is and will remain registered for Value Added Tax purposes and able fully to recover all or any Value Added Tax which may become payable on supplies made by the Landlord under this Lease and that any rent free or rent concessionary period in each case given or allowed for a tenant's fitting out period has expired and disregarding any effect on rent of the fact that the Tenant or any undertenant has been in occupation of the Premises or any part of them any goodwill attached to the Premises by reason of the business then carried on at them by the Tenant or any undertenant and any effect on rent attributable to the existence of any alteration or improvement to the Premises carried out during or prior to the commencement of the Term by the Tenant or any undertenant or their respective predecessors in title (otherwise than pursuant to an obligation to the Landlord or its predecessors in title excepting any such as may be required in order to comply with any Enactment)

         (s) "Review Rent" means the higher of the Current Rent and 74 per cent of the Market Rent

         (t) "Surveyor" means an independent chartered surveyor having not less than ten years practice in the United Kingdom next before the date of his appointment and recent substantial experience in the sale letting and valuation of premises of similar character and quality to those of the Premises and who is a partner or director of a leading firm or company of chartere d surveyors having specialist market and valuation knowledge of such premises

         (2) Singular words include the plural and vice versa and the masculine gender includes the neuter gender and vice versa and each includes the feminine gender

         (3) The expressions "Landlord" "Tenant" and "the Guarantor" wherever the context so admits include their respective successors in title and where two or more persons comprise the "Tenant" or "the Guarantor" such persons covenant with the Landlord jointly and severally

(4) The Landlord and/or the Tenant by covenanting not to do or omit any act or thing also covenants not to permit or suffer it to be done or omitted

(5)      References in this Lease to:

         (a) any consent licence or approval of the Landlord or words to similar effect mean a consent licence or other approval in writing signed by or on behalf of the Landlord

         (b) the Premises (except in clause 3(10)) shall be construed as extending to any part of the Premises

         (c) a specific Enactment includes every statutory modification consolidation and re-enactment and statutory extension of it for the time being in force (except any reference to the Town and Country Planning (Use Classes)Order 1987)

         (d) any rent (whether or not defined in the Particulars or in clause 1(1)) and other amounts which may be or become payable to the Landlord under this Lease are exclusive of all Value Added Tax which may be or become chargeable on the relevant supply by the Landlord

(6) This Lease shall be governed by and construed in all respects in accordance with the law of England and the Tenant and the Guarantor submit to the non-exclusive jurisdiction of the English Courts and agree that any process may be served on them by leaving a copy of the relevant documents at the registered office of the Tenant

DEMISE AND RENTS

2. The Landlord with full title guarantee DEMISES the Premises to the Tenant for the Term TOGETHER WITH the rights set out in Part III of the Schedule and EXCEPT and RESERVED as provided in Part II of the Schedule YIELDING and PAYING:

         (1) FIRST yearly and proportionately for any part of a year the Principal Rent payable by equal quarterly payments in advance on the usual quarter days in each year without deduction the first payment or a proportionate part for the period commencing on the Rent Commencement Date (calculated on an annual basis) to be made on the that date

         (2)      SECONDLY with effect from the     day of      as additional
                  yearly rent the Estate Service Rent (including the Provisional Sum on account)payable in accordance with clause 7

         (3)      THIRDLY with effect from the      day of        as additional
                  yearly rent the Centre Service Rent (including the Provisional Sum on account)payable in accordance with clause 7

         (4) FOURTHLY as additional rent Interest payable on demand on any sum of whatsoever nature due from the Tenant to the Landlord (whether as rent or otherwise) which shall not be received by the Landlord within fourteen days after the sum is due



         (5)      FIFTHLY with effect from the      day of      as additional
                  yearly rent the Insurance Rent payable without deduction within 21 days of demand

         (6) SIXTHLY any Value Added Tax from time to time payable by the Tenant under this Lease

 TENANT'S COVENANTS

3.       The Tenant covenants with the Landlord throughout the Term:

         PAYMENT OF RENTS

(1)      (a)      To pay the rents reserved by this Lease on the days and in the manner set out in clause 2

         (b) To pay in addition to the rents and other amounts which may be or become payable by the Tenant to the Landlord under this Lease all Value Added Tax which may be or become chargeable on the relevant supply by the Landlord to the Tenant (subject to receipt of an appropriate Value Added Tax invoice)

 PAYMENT OF OUTGOINGS

(2) To pay all existing and future rates taxes duties charges and other outgoings whatsoever whether recurring non-recurring usual or novel which are now or at any time during the Term shall be payable by the owner landlord tenant or occupier in respect of the Premises excluding all sums payable by the Landlord in respect of the grant of this Lease or of any dealing with the reversion to this Lease or of the Landlord's receipt of income

         PAYMENT OF COST OF NOTICES CONSENTS ETC

(3) To pay all costs charges and expenses (including counsel's solicitors' and surveyors' fees)incurred by the Landlord in and incidental to:

         (a) the preparation and service of a notice under Section 146 Law of Property Act 1925 or in or in reasonable contemplation of any proceedings under Section 146 or 147 of that Act notwithstanding that forfeiture is avoided otherwise than by relief granted by the court and

         (b) every step taken during or within 6 months after the expiration of the Term and in reasonable contemplation of or in connection with or with the actual service of all notices and schedules of dilapidations relating to the Tenant's obligations and

         (c) to the extent that such costs charges and expenses are reasonable and proper every application for consent or licence or approval under this Lease (save where any consent licence or approval is unreasonably withheld or delayed)

         REPAIR DECORATION AND GENERAL CONDITION

(4) To repair and renew (where necessary in the context of repair) and keep the Premises in good and substantial repair and condition and clean and tidy and in good decorative order in conformity with the principles of good estate management (damage by any Insured Risk excepted save to the extent that the payment of the insurance money has been refused by reason of any act or default of the Tenant or of any undertenant or of any licensee of the Tenant or any undertenant or of any person at the Premises with the consent of the Tenant or any undertenant) Provided that the obligations of the Tenant as to the repair of the Premises shall not extend to any matter for which the Landlord is responsible under Clause 4(4)

         STRUCTURAL AND OTHER ALTERATIONS AND SIGNS

(5)      (a)      Not to erect any new buildings or structures on the Premises

         (b) Not to make any alteration or addition to the Premises or any part thereof except with the Landlord's prior written consent (which will not be unreasonably withheld or delayed) and (if the consent is given) to carry the work out in a good and workmanlike manner to the reasonable satisfaction of the Landlord and in accordance with the reasonable requirements of the Landlord Provided that the Tenant may install alter or remove internal demountable partitioning and carry out any other internal non-structural works without requiring the consent of the Landlord provided details of such internal non-structural works are provided to the Landlord within 3 months of carrying out the same

         (c) Not to attach or exhibit in or on the Premises (including the windows) any sign or other material which is visible from the outside nor to erect its corporate sign on the -signboard provided by the Landlord without the Landlord's consent (such consent not to be unreasonably withheld or delayed)

         (d) At the expiration of the Term (unless either the Landlord shall have notified the Tenant to the contrary not less than three months before the expiration of the Term or the Landlord and the Tenant shall have otherwise agreed) to reinstate all alterations carried out by the Tenant and any undertenant or other occupier during the Term and to make good the Premises to the reasonable satisfaction of the Landlord

                  COMPLIANCE WITH ENACTMENTS

(6)      (a)      To comply with all Enactments and with the requirements of every Public Authority in respect of the Premises and their use and any permitted work being carried out to them and not to do or omit anything by which the Landlord may become liable to make any payment to do anything under any Enactment or requirement of a Public Authority

         (b) Forthwith on receipt of any communication or proposal from any Public Authority relating to the Premises to send the Landlord a copy of it

         LANDLORD'S RIGHT TO ENTER FOR VARIOUS PURPOSES

(7) To permit the Landlord and all others properly authorised by it at reasonable times on reasonable prior notice (except in an emergency) to enter and remain on the Premises with or without equipment for all reasonable and proper purposes authorised by and in conformity with the provisions of the Lease and to allow the Landlord to affix (but not so as to interfere materially with the Tenant's use and enjoyment of the Premises) relevant notices to the Premises relating to the letting of the Premises at the expiry of the Term and the sale of the Landlord's reversionary interest in the Premises

         COMPLIANCE WITH NOTICES RELATING TO REPAIR AND CONDITION

(8) IF within two months after service of a notice from the Landlord to remedy any breach of covenant relating to the state of repair or condition of the Premises (or earlier in the case of emergency) the Tenant shall not have commenced and be proceeding expeditiously with the remedial work or if in the Landlord's reasonable opinion the Tenant is unlikely to have completed or has not completed the relevant work within a reasonable time after service of the notice to permit the Landlord to enter the Premises to remedy the breach and to pay the Landlord the cost of doing so and all expenses incurred (including solicitors costs and surveyors fees) within seven days of demand use

(9)      (a)      Subject to the provisions of sub-clause (b) hereof not to use the Premises or any tenant's chattels in them

                  (i) for any purpose (and not to do anything in or to the Premises) which may be or become or cause a nuisance disturbance obstruction or damage to any person or property

                  (ii) for any dangerous noxious noisy illegal or offensive trade business or activity or for residential purposes

                  (iii) (without prejudice to the preceding paragraphs of this sub-clause) except for the Permitted Use

         (b) Not to use more than 300 sq m of the Premises for the purposes of conducting scientific experiments on live animals ("the Experiments") provided that such use shall be subject to the Tenant strictly complying with the following conditions:

                  (i) it shall before commencing the Experiments obtain all necessary consents and shall in the course of the Experiments comply with all relevant Enactments and regulations

                  (ii) it shall not publicise or promote (whether orally or in writing) the fact that the Experiments are conducted at the Premises

                  (iii) subject to the Landlord's prior written approval (such approval not to be unreasonably withheld or delayed) it shall make suitable provision in relation to the protection of the animals personnel and the Premises

                  (iv) it shall limit the Experiments conducted in the Premises to those related to medical research

                  (v)      it shall only use mice and rats in the Experiments

                  (vi) it shall cease forthwith upon written notice from the Landlord to conduct the Experiments if in the Landlord's reasonable opinion:

                          (1) the Experiments are having the effect of materially diminishing the rental or capital value of the Premises or any other premises on the Estate

                          (2) the Experiments are materially impeding the letting of any nearby building on the Estate

                          (3) the Experiments are causing the Landlord to take significant management action as a result of or in reasonable anticipation of the actions of third parties due to the carrying on of the Experiments at the Premises

                          (4) the carrying out of the Experiments at the Premises are materially and adversely damaging the reputation of the Landlord or its employees or the Estate


         ALIENATION

(10)     Not to:

        (a) assign mortgage or charge or in any other manner part with possession of any part of the Premises (as distinct from the whole) save as specifically permitted herein;

        (b) assign underlet or otherwise part with or share possession of the whole of the Premises or underlet any part except in accordance with clauses 3(10)(c) and 3(10)(d)

        (c)       assign the whole of the Premises except:

                 (i) to a person which before the assignment shall have (if reasonably required by the Landlord) procured a covenant with the Landlord by a reasonably acceptable guarantor or guarantors to guarantee the observance and performance of the Tenant's covenants in this Lease in the terms set out in Part VII of the Schedule

                 (ii) to an assignee which is able to recover 80 per cent or more of its input Value Added Tax


                 (iii) without obtaining the Landlord's consent which shall not be unreasonably withheld or delayed subject:

                           (A) to the prior satisfaction of the condition in sub-clause 3(1 0)(c)(i) and

                           (B) the Tenant having first entered into an authorised guarantee agreement with the Landlord complying with the provisions of section 16 of the Landlord and Tenant
                                    (Covenants) Act 1995 and containing those provisions mentioned in section 16.5(a) to
                                    (c) (inclusive) of THAT ACT;

         (d)      underlet the whole of the premises or part thereof:

                  (i) without obtaining the Landlord's approval of the form and content of the underlease (which shall not be unreasonably withheld or delayed) and a covenant by the undertenant with the Landlord to observe and perform throughout the term of the underlease those of the Tenant's covenants (in the case of an underletting -of part so far as they apply to the part being underlet) under this Lease so far as they relate to the premises being underlet (other than to pay rent) which will be included in the underlease on the part of the undertenant; nor without prejudice to the generality of the foregoing;

                  (ii) without reserving as a yearly rent payable by equal quarterly instalments in advance on the usual quarter days the open market rack rental value of the premises being underlet except on a basis by which the principal rent reserved by the underlease shall be reviewed not less frequently then once in every five years of the term sub-demised to the greater of:

                           (A) the rent payable under the underlease immediately before the relevant review; and

                           (B) the open market rack rental value of the premises demised. by the underlease on the date of review

                  (iv)     in consideration of a fine or premium;

                  (v) without taking from the undertenant covenants with the Tenant (which the Tenant shall enforce) not to assign the premises being underlet without the Landlord's consent which shall not be unreasonably withheld or delayed and not to underlet the whole or part of them or otherwise deal with them by sharing or parting with possession or charging them save in a manner otherwise permitted by this Lease;

                  (vi) except on a basis providing for the exclusion of sections 24 to 28 inclusive Landlord and Tenant Act 1954 in relation to the underlease in pursuance of an Order duly made under Section 38(4)(a) of that Act before the grant of the underlease

                  (vii) except for a term which will end no later (but may end earlier) than the day before the contractual expiry of the Term

                  (viii) on the basis that there shall be no more than four occupants of the Premises (including the Tenant) at any one time nor without obtaining the Landlord's consent (which subject to the satisfaction of the above conditions) shall not be unreasonably withheld or delayed;

         (e) agree any variation of any under lease without the landlord's consent (which shall not be unreasonably withheld or delayed);

         (f) effect any transaction which this clause allows subject to the Landlord's consent more than three months after the date of the consent unless it otherwise provides;

         (g) assign the whole of the Premises or underlet the whole or part of the Premises to a person who in the reasonable opinion of the Landlord will use the Premises for an Ineligible Use for Value Added Tax Purposes

         (h) Within twenty-eight days after any assignment or other devolution of this Lease to give notice of it in duplicate to the Landlord with a copy of the instrument (including any relevant probate letters of administration or assent)

         (i) The Tenant and/or any undertenant may share occupation of the Premises with a company which is a member of the same group as the Tenant or the undertenant (within the meaning of Section 42 of the Landlord and Tenant Act 1954) for so long as both companies remain members of that group and provided that:

                           (i) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

                           (ii) within fourteen days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office

         INSURANCE AND FIRE FIGHTING EQUIPMENT

(11)     (a)      Not to do or omit anything by which the insurance policy
                  relating to the Premises becomes void or voidable (insofar as the Tenant has been made aware of the terms of the relevant insurance policy)

         (b) To comply with all requirements and reasonable recommendations of the Insurers made known to the Tenant and to provide and maintain unobstructed appropriate operational fire fighting equipment on the Premises and not to obstruct the means of escape in case of emergency from or to the Premises

         NOT TO OBSTRUCT OR OVERLOAD

(12)     Not to obstruct:

         (a) or damage or use any area leading to the Premises in a way which causes nuisance or damage

         (b) or discharge any deleterious matter into any Conduits serving the Premises and to keep them clear and functioning properly

         (c) stop-up or darken the windows and other openings of the Premises

         (d) any notice erected by the Landlord under clause 3(7) nor to overload or cause undue strain to the Premises or to any structure surrounding or located within (but excluded from) the Premises or to any Conduits

         PRESERVATION OF EASEMENTS

(13)     (a)      Not to give any acknowledgement that any rights of light and other easements belonging to the Premises are enjoyed by the consent of any third party

         (b) Not to do or omit anything which might subject the Premises to the creation of any new easement and to give notice to the Landlord forthwith of any encroachment known to the Tenant which might have that effect

         DEFECTIVE PREMISES

(14) Immediately upon becoming aware of the same to give notice to the Landlord of any defect in the Premises which might give rise to:

         (a) an obligation on the Landlord to do or refrain from doing anything in relation to the Premises; or

         (b) any duty of care or the need to discharge such duty imposed by the Defective Premises Act 1972 or otherwise and at all times to display and maintain all notices which the Landlord may from time to time reasonably require to be displayed at the Premises in relation to their state of repair and condition

YIELD UP
(15)     At the expiration or sooner determination of the Term:

         (a) to remove all tenant's fixtures and chattels and to yield up the Premises in the STATE of repair condition decorative order and layout required by this Lease and

         (b) In the event that at the date of such expiration or sooner determination the Tenant is or has been engaged in carrying out any Experiments to comply with all Enactments and regulations regarding all decommissioning of laboratories and

         (c) To leave all mechanical and electrical installations forming part of or left in the Premises in working order and maintained in accordance with manufacturers recommendations

         COVENANTS

(16)     To observe and perform the Reversionary Obligations and Regulations

         VALUE ADDED TAX: TO INFORM AND INDEMNIFY

(17)     (a)      The Tenant shall notify the Landlord in writing within thirty
                  (30) days of ceasing to use the Premises for an Ineligible Use for Value Added Tax purposes if the Premises were at the most recent time of supply so used or of starting to use the Premises for an Ineligible Use for Value Added Tax Purposes if the Premises were at the most recent time of supply not so used

         (b) Within thirty (30) days of receiving a request in writing from the Landlord to provide the Landlord with evidence that H M Customs and Excise has agreed that the Tenant is has been or will be using the Premises for an Ineligible Use for Value Added Tax Purposes or such other information as the Landlord may reasonably require to enable the Landlord to assess whether the Tenant is has been or will be using the Premises for an Ineligible Use for Value Added Tax Purposes

         (c) Within seven (7) days of receiving any notice in writing from the Landlord which contains a statement of the Landlord's understanding as to whether or not the Tenant will on the date stated in the notice be using the Premises for an Ineligible Use for Value Added Tax Purposes to notify the Landlord whether or not that understanding is correct

         (d) To maintain suitable records to ensure that the Tenant is able to comply with its obligations in this clause 3(17)

         (e) Notwithstanding the provisions of clauses 3(9) and 3(10) of this Lease not to use the Premises for an Ineligible Use for Value Added Tax Purposes

         (f) To indemnify and keep the Landlord indemnified on an after-tax basis from and against all actions claims costs demands expenses Value Added Tax liabilities and losses (whether arising before or after the beginning of the Term) arising from any breach of the covenants on the Tenant's part contained in sub-clauses (a) (b) (c) (d) or (e) of this clause 3(17) and for this purpose the Landlord's losses shall be deemed to include any Value Added Tax on supplies made to the Landlord which the Landlord would be unable to recover (by way of credit or repayment) or which has been recovered but which the Landlord is liable to repay

LANDLORD'S COVENANTS
4.       The Landlord covenants with the Tenant:

         QUIET ENJOYMENT

         (1) That if the Tenant observes and performs its covenants contained in this Lease the Tenant may peaceably and quietly hold and enjoy the Premises without any lawful interruption by the Landlord or any person rightfully claiming through under or in trust for it or by title paramount

MAINTENANCE AND REPAIR
(2) Save for any reason or circumstances beyond the Landlord's control (for which it shall not be liable but which control it shall use all reasonable endeavours to restore) and save to the extent that the same are maintainable at the public expense to take all steps necessary and consistent with the principles of good estate management to maintain repair and keep in good and substantial repair and condition such of the Conduits roadways and other facilities as are referred to in Parts IV and V of the Schedule and save as aforesaid to provide at all times the Centre Services and the Estate Services

INSURANCE
(3)      (a)      to keep the Premises insured against the Insured Risks and (in relation to the risks described in clause 1 (k)(i)) in the full rebuilding cost (but not necessarily the facsimile reinstatement cost) of the Premises and to use all reasonable endeavours to procure that such insurance contains a waiver of subrogation rights against the Tenant and tenant's non-invalidation clause

         (b) on request to supply the Tenant with suitable evidence of such insurance by way of a Schedule of insurance details including an accurate summary of the risks against which the insurance is effected and details of all excesses and exclusions

         (c) if and whenever during the Term the Premises are damaged or destroyed by an Insured Risk (save to the extent that the payment of the insurance monies is refused by reason of any act or default of the Tenant or of any undertenant or of any licensee of the Tenant or any undertenant or of any person at the Premises with the consent of the Tenant or any undertenant) the Landlord will with all convenient speed take the necessary steps to obtain any requisite planning permissions and consents and if they are obtained to lay out all monies received in respect of such insurance (except sums in respect of public liability and loss of rents) in and towards replacing (but not necessarily in facsimile reinstatement) the damaged or destroyed parts as soon as reasonably practicable and will make up any deficiency out of its own money PROVIDED ALWAYS THAT the Landlord shall not be liable to do so if it is unable (having used all reasonable endeavours) to obtain every planning permission and consent necessary to execute the relevant work in which event the Landlord shall be entitled to retain all the insurance monies received.

DEFECTS
(4)      (a)      The Landlord shall subject to the provisions of sub-clause (b)
                  hereof as soon as reasonably practicable make good or procure the making good at its own expense of all defects (but not any defect which is due to normal condensation natural shrinkage or drying out) in the Premises which are directly attributable to defective design workmanship supervision or materials or defective supervision of the construction of the Premises or defective preparation of the site on which the Premises are constructed which appear and are notified to it in writing by the Tenant at any time before the expiration of the Defects Period PROVIDED THAT the Tenant shall afford to the Landlord all reasonable access to the Premises and areas affected by such defects subject to the Landlord causing as little inconvenience to the occupier of such areas as may in all the circumstances be practicable and making good all damage to any property of the Tenant or the Premises caused during such entry to the reasonable satisfaction of the Tenant and for the avoidance of doubt and without prejudice to the generality of the foregoing the Landlord shall not be required to procure the making good of any defect which is attributable to the carrying out of any fitting out or other works by the Tenant or to the effect of any such works or to the use and occupation of the Premises by the Tenant PROVIDED THAT if during the carrying out of any fitting out or other works by the Tenant the Tenant shall discover a defect which would have been required to be remedied by the Landlord under the provisions of this clause if it had been discovered by some other means or remained latent the fact that the same shall have been discovered as a result of the carrying out of any fitting out or other works by the Tenant shall not exclude any liability which the Landlord would have had if the defect had been discovered by some other means or presented itself under any other circumstances

         (b) The Landlord shall make good any such defects as aforesaid notified to it in writing during the period from the date
                  hereof until                  as soon as practicable
                  after                    (save for defects which require
                  urgent attention which shall be remedied as soon as practicable after written notification to the Landlord) and after all defects shall be remedied as soon as practicable after written notification to the Landlord (provided such notification is made before the end of the Defects Period) all such defects being remedied to the reasonable satisfaction of the Tenant

DEFECTS INSURANCE
(5)      (a)      The Landlord shall as soon as reasonably practicable procure for the Tenant's benefit at the Landlord's own cost a Defects
                  Insurance Policy ("the Defects Insurance Policy") in the form of the attached draft (subject to such minor amendments as the insurers may require provided that any amendments shall not affect the amount of the insurance cover the risks insured or the amount of the excess) in the joint names of the Landlord and the Tenant issued by the Commercial Union Assurance
                  Company plc or some other reputable insurance company and shall then provide the Tenant with true copy of the proposed
                  Defects Insurance Policy

         (b) Notwithstanding that the Defects Insurance Policy shall be in the joint names of the Landlord and the Tenant the Tenant shall be entitled to any proceeds of the Defects Insurance Policy in respect of its liability under its covenants contained in this Lease in priority to the Landlord and the Landlord will direct the insurers accordingly in the event of a claim and take such action as may be necessary and/or appropriate to ensure that monies payable under the Defects Insurance Policy are paid to and received by the Tenant as soon as practicable after the occurrence of any claim under the Defects Insurance Policy arising

AGREEMENTS AND DECLARATIONS
5.       IT IS AGREED AND DECLARED THAT:

         (1) Without prejudice to any other remedies and powers contained in this Lease or otherwise available to the Landlord if

                  (a) the whole or part of the rents shall be unpaid for twenty-one days after becoming payable (in the case of the Principal Rent whether formally demanded or not); or

                  (b) any of the Tenant's covenants in this Lease are not performed or observed; or

                  (c) the Tenant (or if more than one person any one of them being a company) is the subject of a petition for its winding up; or enters into liquidation whether voluntary (except for reconstruction or amalgamation of a solvent company) or compulsorily; or has a provisional liquidator or a receiver (including an administrative receiver) appointed; or is the subject of an administration order or a petition for one or of a voluntary arrangement or a proposal for one under Part I Insolvency Act 1986; or is unable to pay its debts within the meaning of section 123 Insolvency Act 1986 or is otherwise insolvent; or having been registered with unlimited liability it acquires limited liability; or

                  (d) the Tenant (or if more than one person any one of them being an individual) is the subject of a bankruptcy petition or bankruptcy order or of any application or order or appointment under Section 253 or Section 273 or Section 286 Insolvency Act 1986; or otherwise becomes bankrupt or insolvent; or

                  (e) the Tenant enters into or makes any proposal to enter into any arrangement or composition for the benefit of his creditors then the Landlord may at any time thereafter (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this Lease shall absolutely determine but without prejudice to any Landlord's rights of action in respect of any antecedent breach of the Tenant's covenants in this Lease

         (2) In addition to any other mode of service any notice required or authorised to be given under this Lease shall be validly served if served in accordance with Section 196 Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 and any such notice shall be deemed (whether or not it is actually the case) to be a notice required to be served for the purposes of such Section

         (3) If and whenever during the Term the Premises or the means of access thereto and/or therefrom on the Centre or the Estate or any of them are damaged or destroyed by any of the Insured Risks so that the Premises or any part of them are unfit for occupation or use or access thereto is prevented then (save to the extent that payment of the insurance money is refused by reason of any act or default of the Tenant or of any undertenant or of any licensee of the Tenant or any undertenant or of any person at the Premises with the consent of the Tenant or any undertenant) the Principal Rent the Estate Service Rent and the Centre Service Rent or a fair proportion thereof according to the nature and extent of the damage sustained shall cease to be payable until the Premises or the affected part shall have been rebuilt or reinstated so that the Premises are made wholly fit for occupation or use (or as the case may be access to and from the Premises is restored) the amount of such proportion and the period during which the rents shall cease to be payable to be determined by the Surveyor acting as an expert and not as an arbitrator and in conformity with similar arrangements as to his appointment as apply to a Surveyor appointed under clause 6.

(4) In the event that the Premises or the means of access thereto and/or therefrom on the Centre or the Estate are so damaged or destroyed by any of the Insured Risks so as to render the Premises or any part thereof unfit for occupation or use (and the policy of insurance effected by the Landlord shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of any act or default of the Tenant or of any under tenant or of any licensee of the Tenant or any undertenant or of any person at the Premises with the consent of the Tenant or any undertenant) and the Landlord has despite using all reasonable endeavours been unable to complete the reinstatement of the Premises or the means of access within 30 months from the date of the damage or destruction then either party (but in the case of the Landlord only where it has used such reasonable endeavours aforesaid and the damage prevents the use of the whole (or substantially the whole) of the Premises) may prior to the completion of such reinstatement terminate this Lease by giving fourteen days written notice to the other and upon the expiry of such notice this Lease shall absolutely cease and determine but without prejudice to the rights of any party in respect of any prior breach of the covenants and conditions contained herein

(5) Nothing in this Lease shall impose upon the Tenant any obligation to make good or remediate any form of contamination to the Premises the Centre the Estate or any other land and premises unless the contamination in question is caused directly by the Tenant its undertenants or other occupiers of the Premises in their use of the Premises

         RENT REVIEW

6.1 The Market Rent may be agreed in writing at any time between the Landlord and the Tenant

6.2 If the Landlord and the Tenant shall not have agreed the Market Rent by the date three months immediately before the relevant Review Date either party may in its discretion require the Market Rent to be assessed by the Surveyor in the following manner:

         (a) the Surveyor shall be appointed to assess the Market Rent by the Landlord and the Tenant or (if they fail to agree the appointment) by or on behalf of the President for the time being the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant

         (b) the surveyor shall act as an expert and not as an arbitrator (and shall give the Landlord and the Tenant the opportunity to make written representations to him in such manner as he may direct but shall make the determination in accordance with his own opinion)

6.3 If the Surveyor shall die delay or become incapable of acting or unwilling to act or if for any other reason the President or the person acting on his behalf shall in his absolute discretion think fit the President may by writing discharge the Surveyor and appoint another in his place

6.4 The cost of the reference to the Surveyor shall be apportioned between the Landlord and the Tenant as the Surveyor shall in his discretion determine whose decision shall be final and binding on the Landlord and the Tenant

6.5 When the Market Rent as at the relevant Review Date has been ascertained in accordance with this Lease memoranda of the Review Rent shall be signed by or on behalf of the Landlord and the Tenant (at their own cost) and annexed to this Lease and its counterpart

6.6 If the Market Rent has not been ascertained by the relevant Review Date the Tenant will continue to pay the Current Rent and when the Market Rent is ascertained the Tenant will on the quarter day immediately following the date on which the Market Rent is ascertained pay the Landlord any amount which the Review Rent for the period commencing on the relevant Review Date and ending on such quarter day exceeds the Current Rate plus Interest (but calculated at the relevant base rate) on the excess from time to time from the Review Date calculated by reference to the relevant quarter day on which the appropriate proportion of the excess became payable

7.       ESTATE SERVICE RENT AND CENTRE SERVICE RENT

7.1      For the purposes of this Lease:

         (a) "Account Date" means 30 September in every year of the Term or such other date as the Landlord may from time to time nominate by notice in writing to the Tenant

         (b)      "Service Period" means the period:

                  (i) from the Account Date; and thereafter to (and including) the first

                  (ii) between two consecutive Account Dates (excluding the first and including the second); thereafter

                  (iii) commencing immediately after the last Account Date of the Term and ending on the expiration of the Term

7.2 The Landlord shall as soon as convenient after each Account Date prepare an account showing the Estate Service Expenditure and the Centre Service Expenditure for the year ended on that Account Date and containing a fair summary of the expenditure referred to and upon the account being certified by the Landlord's managing agents it shall be conclusive evidence for the purposes of this Lease of all matters of fact referred to except in case of manifest error

7.3 The Tenant shall pay the Landlord on account of Estate Service Rent and Centre Service Rent the Provisional Sum in relation to each Service Period the first payment (being a proportionate sum in respect of the
         period commencing on                 and ending immediately before the
         quarter day next after the Lease Date ) to be made on the Lease Date and the subsequent payments to be made by equal instalments in advance on the usual quarter days

7.4      If the Estate Service Rent or the Centre Service Rent for any Service
         Period:

         (a) exceeds the Provisional Sum for that Service Period the excess shall be due to the Landlord within 14 days of demand; or

         (b) is less than the Provisional Sum for that Service Period the overpayment shall be credited to the Tenant against subsequent payments on account of the Estate Service Expenditure or the Centre Service Expenditure (as the case may be) until the overpayment is balanced or until the expiry of the Term when a cash repayment will be made to the Tenant


7.5 Any omission by the Landlord to include in the Estate Service Expenditure or Centre Service Expenditure a sum expended or liability incurred in the relevant Service Period shall not preclude it from including such sum or the amount of such liability in any subsequent period

7.6 Any sum accounted for as part of the Estate Service Expenditure shall not be accounted for as part of the Centre Service Expenditure and vice versa

7.7 The provisions of this clause 7 shall continue to apply notwithstanding the expiration or sooner determination of the Term but only for the purposes of calculations and payment of the Estate Service Rent and the Centre Service Rent for the period down to such expiration or sooner determination

8.       RIGHT TO DETERMINE

         The Tenant may subject to it having given not less than 12 months notice in writing ("the Break Notice") to the Landlord determine the Term on the 10th anniversary of the Term Date ("the Break Date") PROVIDED ALWAYS the Tenant's right to determine shall be further subject to the following:

         (a) the Tenant yielding up the Premises with full vacant possession on the Break Date

         (b) the Tenant having materially complied with all its covenants and obligations under this Lease at the Break Date

         (c) The Tenant shall pay to the Landlord a sum equivalent to the Principal Rent the Estate Service Rent the Centre Service Rent and the Insurance Rent calculated for a period of 12 months (such calculation to be based on the amount of such rents for the year ending on the Break Date) and such sum (estimated in the case of the

                  Estate Service Rent the Centre Service Rent and the Insurance Rent (where relevant) and balanced by the appropriate payment when the precise sums due are known) is received by means of cleared funds into the account of the Landlord no later than one day before the Break Date

9.       GUARANTOR'S COVENANTS

         At the request of the Tenant and in consideration of the grant of this lease made at its request the Guarantor enters with the covenants set out in Part VII of the Schedule

                                  THE SCHEDULE

                                     PART I
                                 ("THE PREMISES)

The land and buildings and appurtenances thereto known as 88 Milton Park Abingdon Oxfordshire shown edged red on Plan I

                                     PART II

EXCEPT AND RESERVED to the Landlord (and all other persons authorised by the Landlord or having like rights) the free and uninterrupted rights:

(1) to the passage and running of water soil gas electricity telephone and other services or supply to and from any Adjoining Premises through the Conduits in or under the Premises

(2) for the Landlord to enter the Premises for the purposes mentioned in and subject to the provisions of this Lease

(3) of light air and protection now or after the date of this Lease enjoyed by any Adjoining Premises

(4) at any time hereafter to alter rebuild make connections to or demolish any building on any Adjoining Premises in such manner as the person exercising the right shall think fit notwithstanding the same may obstruct affect or interfere with (but in each case not materially) the amenity of or the passage of light and air to the Premises or have an insubstantial effect on the means of access to them

         PROVIDED THAT if the Landlord exercises any of the above rights by carrying out work on the Premises it shall forthwith make good any damage caused to the reasonable satisfaction of the Tenant and shall use all reasonable endeavours to minimise any disruption or inconvenience to the Tenant and other occupiers of the Premises

                                    PART III

TOGETHER WITH the benefit of the rights -

(1) to the passage and running of water soil gas electricity telephone and other services or supply to and from the Premises through the Conduits in or under the Adjoining Premises

(2) of support and protection as is now enjoyed from the Adjoining, Premises

(3) now set out in the Property register of the Landlord"s title at H M Land Registry as may be relevant

(4) at convenient times and upon reasonable notice (except in emergency) to enter the Adjoining Premises of the Landlord (as at the date hereof) if it shall be necessary to do so in order to view the state and condition of the Premises and to make good all damage caused

(5) (in common with the Landlord and all other persons having a like right) to pass and repass to and from the Premises at all times and for all purposes connected with the Permitted Use (but not otherwise) over and along those parts of the Estate which are designed and intended for those purposes including (without prejudice to the generality of the foregoing) the Estate roads

(6) to the exclusive use of the car parking areas shown edged and hatched yellow on Plan 1 for the purpose of parking private cars and light commercial vehicles and not for any other purpose (save for gaining access to and from the Premises) and to use such other 39 additional car parking spaces for such purposes as aforesaid within the car parking area serving the Centre as the Landlord may from time to time reasonably designate

(7) subject to the Landlord's prior written consent (such consent not to be unreasonably withheld) to install the corporate sign of the Tenant on the signboard provided by the Landlord



                                     PART IV
                                    SECTION A
                                (CENTRE SERVICES)


(a) Repairing resurfacing cleaning lighting maintaining and (where necessary) renewing replacing and improving the estate roads within the Centre and the forecourts car parking areas loading bays landscaped areas boundary walls fences hedges gates entrances and signs now or at any time during the Term constructed on the Centre including any drains sewers pipes cables gutters inspection chambers or any other services or fittings relating thereto over in or under the Centre which in each case are not the responsibility of any individual tenant or occupier to maintain

(b) Retaining and providing the services of all staff necessary for the efficient maintenance and management of the Centre together with any working accommodation for such staff

(c) Maintaining security services in respect of the Centre which are sufficient in the Landlord's reasonable opinion

(d) Compliance by the Landlord with every notice regulation or order of any competent local or other authority in relation to the Centre or its appurtenances

(e) Effecting and maintaining in force an insurance policy or policies against any and every liability of the Landlord for injury to or death of any person (including every agent servant and workman of the Landlord) and damage to or destruction of the property of any such person arising out of the maintenance of the Centre

(f) Carrying out all other work or providing services of any kind whatsoever which the Landlord may from time to time reasonably consider necessary or desirable and which are in accordance with the principles of good estate management of the Centre

                                    Section B

(a) all reasonable and proper fees charges expenses and commissions incurred in the administration and management of the Centre or payable to any solicitor accountant surveyor valuer agent or architect or any of them whom the Landlord may from time to time employ in connection with the management or maintenance of the Centre including the cost of preparing or causing to be prepared statements of said costs charges and expenses and auditing the same but excluding any fees charges expenses and commission paid for the collection of rent from the tenants of and the letting or reletting of any premises on the Centre

(b) a charge equivalent to ten per centum of the aggregate costs expenses and outgoings referred to in Section A of this part of this Schedule such sum to be in respect of the general administration and supervision costs of the Landlord relating to or in connection with the matters specified or referred to in Section A of this part of this Schedule or any of them

(c) such reasonable and proper sum as the Landlord shall in its reasonable discretion think fit as being a reasonable provision for expenditure likely to be incurred in the future in connection with the matters mentioned in Section A of this part of this Schedule

                                     PART V
                                    SECTION A
                                (ESTATE SERVICES)

(a) Repairing resurfacing cleaning lighting maintaining and (where necessary) renewing replacing and improving the estate roads serving the Estate and the forecourts car parking areas loading bays landscaped areas boundary walls fences hedges gates entrances and signs now or at any time during the Term constructed on the Estate including any drains sewers pipes cables gutters inspection chambers or any other services or fittings relating thereto over in or under the Estate which in each case are not the responsibility of any individual tenant or occupier to maintain

(b) Retaining and providing the services of all staff necessary for the efficient maintenance and management of the Estate together with any working accommodation for such staff

(c) Maintaining security services in respect of the Estate which are sufficient in the Landlord's reasonable opinion

(d) The maintenance replacement renewal and improvement of the sewerage pumping station and drainage and sewerage system serving the Estate

(e) Compliance by the Landlord with every notice regulation or order of any competent local or other authority in relation to the Estate or its appurtenances

(f) Effecting and maintaining in force an insurance policy or policies against any and every liability of the Landlord for injury to or death of any person (including every agent servant and workman of the Landlord) and damage to or destruction of the property of any such person arising out of the maintenance of the Estate

(g) Carrying out all other work or providing services of any kind whatsoever which the Landlord may from time to time reasonably consider necessary or desirable and which are in accordance with the principles of good estate management of the Estate

                                    Section B

         (a) all reasonable and proper fees charges expenses and commissions incurred in the administration and management of the Estate or payable to any solicitor accountant surveyor valuer agent or architect or any of them whom the Landlord may from time to time employ in connection with the management or maintenance of the Estate including the cost of preparing or causing to be prepared statements of said costs charges and expenses and auditing the same but excluding any fees charges expenses and commission paid for the collection of rent from the tenants of and the letting or reletting of any premises on the Estate

         (b) a charge equivalent to ten per centum of the aggregate costs expenses and outgoings referred to in Section A of this part of this Schedule such sum to be in respect of the general administration and supervision costs of the Landlord relating to or in connection with the matters specified or referred to in Section A of this part of this Schedule or any of them

         (c) such reasonable and proper sum as the Landlord shall in its reasonable discretion think fit as being a reasonable provision for expenditure likely to be incurred in the future in connection with the matters mentioned in Section A of this part of this Schedule

                                     PART VI
              (SPECIFICATION AND PLANS FOR NOTIONAL OFFICE BUILDING
                            FOR RENT REVIEW PURPOSES)

                                  See annexure

88 MILTON PARK                                 HYPOTHETICAL OFFICE SPECIFICATION
VERTEX                                                [FOR RENT REVIEW PURPOSES]
--------------------------------------------------------------------------------
 EXPLANATORY NOTE:

 The purpose of this specification is to describe the premises to be valued on rent review as outlined in the lease.

 Broadly "the Centre" and the external parts of "the Premises" (as described in the lease) are as outlined in the Agreement for Lease. However, it is assumed for rent review that the Premises have been fitted out on both ground and first floors as comfort cooled open plan offices. Both core areas are fitted to the developer's specification, as outlined in the Agreement for Lease.

 GENERAL

 Building 88 is a two storey building comprising C 2,300 sq m. The building forms part of a development of three similar buildings orientated in an 'H' shape around a central courtyard. Building 88 has a third storey which has been designed to accommodate plant, both in an enclosed central area and on open 'balconies' at both ends of the building. The building has two entrance areas both forming a core containing a stair and lift to the first floor, fitted separate male, female and disabled toilet areas, riser cupboards and doors into the comfort cooled open plan office areas.

 The core areas will be finished to a normal developers specification including plastered and painted walls, carpeted first floor landing and stairs, non-slip ceramic tile finish to ground floor entrance with plasterboard ceilings and feature lighting. Perimeter radiators provide space heating and WC areas have fully tiled walls, non slip ceramic tiles floors and are fitted with usual sanitary provision.

 The ground and first floors of the building are finished as high quality comfort cooled open plan offices. There is a raised computer floor, suspended ceiling with Cat II lighting, antistatic carpets throughout, floor sockets and air cooling system with associated filtered fresh air ventilation. All plant serving the premises is housed within the third storey plant room area.

 The thermal performance of the external building envelope will comply in all respects with the Building Regulations for England and Wales, Part L, 1995.

 1       FOUNDATIONS

         Mass concrete trench fill and pad foundations on vibro-compacted sub-grade, designed in accordance with the recommendations of the site investigation report No 31095/01 dated June 1997.



 2       STRUCTURAL FRAME

         Steel frame with intumescent paint or boarding to achieve as required fire protection.

         Hot rolled structural steel trusses, shot blasted and zinc phosphate primed finish supporting cold rolled galvanised steel purlins.





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3        GROUND FLOOR SLAB

         In-situ mesh reinforced concrete slab on granular sub-base to core areas, wide bay reinforced concrete slab and granular sub-base to office areas designed for uniformly distributed load of 20kN/mTO THE POWER OF2 (400lb per sq ft). Insulation 'U' value is to be 0.45W/mTO THE POWER OF2 or better.

4        EXTERNAL WALLS

         Masonry-cavity wall with 'Red Bank Gobelin' or similar external facing brick skin, 160mm cavity with 75mm rockwool partial cavity fill, and 140mm non-load bearing dense blockwork.

         Insulation 'U' Value is to be 0.45W/mTO THE POWER OF2 or better.

         Precast reconstituted stone lintels above first floor windows.

         Aluminium Pvf2 coated BS 18B 25 Dark Grey RAL 7037 Light Grey flat composite Luxalon cladding panels in window bays and Kingspan cladding panels fixed horizontally with proprietary fixings at the plant room and gable ends.

5        UPPER FLOORS

         Precast concrete floor slabs to first floor 260mm deep, designed for uniformly distributed load of 6kN/mTO THE POWER OF2 (120 lbs/sq ft).

         Precast concrete floor slabs to plant rooms 150mm deep, designed for uniformly distributed load of 5.0KN/mTO THE POWER OF2.

6        ROOF

         Aluminum mill finish standing seam Kalzip roof cladding with 170mm insulation, vapour barrier and steel liner tray, to achieve 'U' value of 0.45W/mTO THE POWER OF2. Concealed aluminium gutters and exposed downpipes.

         Precast concrete floor planks to flat roof areas 150mm deep with screed to falls and Sarnafil single ply inverted flat roof system.

7        GLAZING

         Double glazed polyester powder coated, colour Dark Grey BS 18 B 25 external and white RAL 9016 internal, thermally broken Hunter Douglas aluminium windows with approximately 50% top hung opening lights. Polyester powder coated aluminium doors and external fire exit doors.

         All ground floor windows to south and west elevations and first floor windows to west elevations to have external aluminium Kingfisher sun louvres.

         Glazed rebated entrance doors, letter box and conduit for entry control.

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8        INTERNAL WALLS

         Blockwork generally to underside of floors or roof structure, with a plaster finish to core areas.

         Blockwork to W.C cubicles.

9        STAIRCASES

         Precast concrete staircases to front entrances.

         Mild steel painted balustrading and maple handrail to front staircases and landing.

         Ladder access to plant rooms.

         Glavanised mild steel painted external spiral fire escape stair to east and west elevation. Galvanised mild steel painted external spiral fire escape stair to south elevation.

10       INTERNAL FITTINGS

         DOORS

         Internal entrance doors to be solid core maple veneered with vision panels, with maple linings and architraves.

         All other doors off entrance areas to be solid core maple veneered flush doors, maple linings and architraves.

         Toilet cubicle doors to be maple with maple linings and architraves. Riser duct doors to be painted MDF.

         DOOR FURNITURE

         Pull handles and kick/push plates to be stainless steel, and other ironmongery satin anodised aluminium by Newman Tonks.

         JOINERY

         Skirtings to entrance and office to be maple areas. Window boards to office areas to be maple.

         TOILETS

         Toilet areas to have white china sanitaryware, laminate panels to concealed WC and urinal cisterns, solid acrylic resin vanity units to wash hand basins, toilet roll holders, mirrors, coat hooks and fused spur outlets for hand dryers.


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 11      INTERNAL FINISHES

         WALLS

         Front entrance, staircase, landing and office areas to be plastered and finished with emulsion paint finish.

         Toilet walls to be plastered and have full height Langley ceramic tiles.

         FLOORS

         Staircase, landing and office areas to have Escopallas Excell carpet tiles anti-static to IBM Standard for general office use with nosings to staircase tread.

         Cleaners room to be sand/cement screed with sheet vinyl flooring.

         Toilet areas to be sand/cement screed with slip resistant 300 x 300mm Langley ceramic tiling.

         Front entrance to have non-slip Langley ceramic tile finish with matwell and aluminum/polypropylene entrance matting.

         CEILINGS

         Entrance, staircase and landing areas generally to have Gyproc MF plasterboard ceiling.

         Toilet areas to have exposed narrow grid Armstrong Microlux Dune suspended ceiling with 600 x 600mm moisture resisting tiles.

         Office areas to have exposed narrow grid Armstrong Microlux Dune suspended ceiling with 600 x 600 tiles.

12       LIFT

         2 No Eight person Schindler 100 hydraulic passenger lift.

         Lift car door and returns are finished in stainless steel. Full height carpet tiles to side walls, half height carpet with tinted mirror to rear wall and handrail below. Carpet tiles to floor. Concealed lighting to ceiling.

13       ELECTRICAL INSTALLATION

         The incoming electrical supply will be provided by the local electricity supply authority, and will be delivered and metered at low voltage, maximum anticipated load allowance of 290 KVA.

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         Separate cable risers shall be provided 1 per each building core.
         Electrical risers to be fitted out with lighting and small power distribution systems for first floor only. Data/communication risers to be provide space for tenant fit out.

13.1     LIGHTING

         Emergency lighting, based on integral or remote battery units shall be provided to all relevant escape route areas in accordance with BS5266 and as required by the local authority.

         Lighting installation shall comprise of the following areas and the artificial average illumination level will be:-

         i) Entrance:- 200-300 Lux; wall mounted low energy Marlin luminaires.

         ii) Staircases and landing areas:- 150 Lux; Marlin recessed low energy compact fluorescent luminaires.

         iii) Toilets:- 150 Lux; low energy recessed compact fluorescent Marlin luminaires to cubicles and circulation areas, low voltage Marlin downlighters or pelmet lighting over the vanity units.

         iv) Plant rooms :- 200-250 Lux; linear fluorescent luminaires with metal reflectors or compact fluorescent bulkhead luminaires surface fixed.

         v) Open plan office : 400 Lux; recessed modular fluorescent luminaires in 600 x 600mm modules with 2 x 40W 2L lamps (mains frequency) and LG3 Cat 2 louvre within full accessible suspended ceiling. Facility for automatic lighting control system.

13.2     POWER DISTRIBUTION

         Single and double outlet switched 13 amp socket outlets shall be positioned within the core areas and plantrooms to provide for routine maintenance, cleaning and general services.

13.3     FIRE ALARM

         A "break glass" fire alarm installation and automatic smoke detection system shall be provided to all core and office areas of the building designed in accordance with BS5839, protection category L2. The alarm and detection system shall have the facility to be extended to accommodate tenant requirements. Fire alarm sounders are provided to give coverage to the whole of the building based on an open plan basis.

13.4     LIGHTNING PROTECTION

         The building shall be provided with its own lightning protection system designed in accordance with BS6651.

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13.5     ACCESS SYSTEM PROVISION

         An access conduit system shall be provided from external doors to above suspended ceiling to all external doors for the installation of a security system by a future tenant.

14       HEATING, PLUMBING AND VENTILATION

14.1     GAS - GENERAL

         2 No low pressure 65mm dia. gas connections shall be provided from the local supply authority mains to the gas meter enclosures. Both gas mains rising to serve two gas fired low pressure hot water (LPHW) 'Ideal CXD 70' boilers at roof level in the plant room which provide hot water distribution (14.4 below) and space heating (14.6 below) and shall be provided to comply with local gas board regulations.

14.2     WATER - GENERAL

         2 No dedicated 35 mm dia. water connection will be provided from the local supply authority mains to 2 No cold water storage tanks in the plant room.

14.3     COLD WATER DISTRIBUTION

         Cold water distribution within the 2 core areas of toilet/cleaners accommodation is provided from the storage tanks. Cold water connected to all sanitary fittings in both core areas.

14.4     HOT WATER DISTRIBUTION

         The building shall be provided with four gas fired boilers in the plant room (as in 14.1 above) capable of serving hot water to all appropriate sanitary fittings in both core areas and space heating requirements in all areas. Two hot water systems will be provided with each system comprising of two gas fired boiler units, pressurisation set, primary and secondary pipework and hot water treatment equipment located within the dedicated plant room.

14.5     COOLING

         Ceiling mounted localised cooling units with individual condenser plant mounted externally on flat roof areas. Each cooling unit will have a wall mounted over-ride controller for manual on/off and temperature adjustment.

14.6     HEATING

         Heating will be provided by gas fired boilers (as at 14.1 above) feeding pressed steel perimeter panel radiators in all areas.

14.7     VENTILATION

         Fresh air will be provided to all open plan office areas by means of roof mounted packaged air handling units containing filters, heating and cooling elements and a fan.

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         The filtered fresh air then being delivered at room temperature to the space from ceiling mounted grills.

         Toilet/cleaners extract ventilation will be provided to serve the cores by central extract fan units in the plantroom. Supply air shall be introduced from the adjacent circulation areas. Toilet and cleaners areas shall be maintained at a negative pressure with respect to surrounding areas to control migration of odours etc.

         Ventilation to the roof plant rooms shall be provided to meet local authority requirements via louvres in the external walls.

14.8     General

         The sanitary and plumbing systems to serve the toilet and cleaner accommodation shall be designed in accordance with current Codes of Practice and to suit requirements of local authority.

1        INCOMING SERVICES

         Services to be installed to the buildings as follows:-

         FOUL AND SURFACE WATER SEWERS - Connected to existing main drainage system.

         ELECTRICITY - Cables to be laid to existing SEB low voltage system.

         GAS - Pipes to be laid to British Gas main supply.

         BT, MERCURY AND COMTEL - Ducts to be installed for BT, Mercury Communications and Comtel.

         WATER SUPPLY - Pipework to be laid to existing Thames Water mains supply.

2        EXTERNAL LIGHTING

         Lighting to pedestrian access, car parking, utility and amenity space with low level bollards and 5m columns with amenity luminaires, Thorn Johanna or similar with 150W high pressure SON lamp in a decorative housing with a dished reflector above, to achieve average illuminance of 3-5 Lux.

                                PART VII
                          GUARANTEE PROVISIONS

(1). The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the tenant's obligations and liabilities under this Lease and shall indemnify the Landlord against all losses damages costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities

(2).     The obligations of the Guarantor under this Lease:-

(a) constitute a direct primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

2.(b)    will not be affected by:

2.(b)1   any time or indulgence granted to the Tenant by the Landlord;

2.(b)2 any legal limitation disability or other circumstances relating to the Tenant or any irregularity unenforceability or invalidity of any obligations of the Tenant under this Lease;

2.(b)3 any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in Section 18 of the Landlord and tenant (Covenants) Act 1995;

2.(b)4 the release of one or more of the parties defined as the Guarantor (if more than one); or

2.(b)5 any other act omission matter event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

(3)      So long as this guarantee remains in force the Guarantor shall not:-

3.(a) in the event of any bankruptcy liquidation rehabilitation, moratorium or other insolvency proceedings relating to the Tenant claim or prove as creditor in competition with the Landlord; or

3.(b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

3.(c)    exercise any right of set-off against the Tenant

(4).     If:-


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



4.(a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

4.(b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

4.(c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

4.(d)    this Lease is forfeited

         then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Premises for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease

(5). The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

(6). The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

(7). If the Landlord does not require the Guarantor to take a lease of the Premises the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the Premises have been re-let by the Landlord whichever first occurs






 EXECUTED as a DEED          )
 by MILTON PARK LIMITED      )
 acting by:-                 )

           Director

           Secretary

 EXECUTED as a DEED               )
 by VERTEX PHARMACEUTICALS        )
 (EUROPE) LIMITED acting by:-     )


        Director

        Secretary





 EXECUTED AS A DEED              )
 by VERTEX PHARMACEUTICALS       )
 INCORPORATED acting by:-        )



                                       26